SCHEDULE 14A INFORMATION
                                     PROXY STATEMENT PURSUANT TO SECTION 14(A)
                                      OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                                            [X]

Filed by a Party other than the Registrant                         [  ]

Check the Appropriate Box:

[x]      Preliminary Proxy Statement

[ ]      Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))                      [  ]

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  Mentor Funds
                           Mentor Institutional Trust
         --------------------------------------------------------------
              (Name of Registrants as Specified in Their Charters)

                                  Mentor Funds
                           Mentor Institutional Trust
      --------------------------------------------------------------------
                    (Name of Persons Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[X]      No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:



         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



         (4) Proposed maximum aggregate value of transaction:



         (5)      Total fee paid:



[ ]      Fee paid previously with preliminary material

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

August 27, 1999


                                                  IMPORTANT NEWS
                                        FOR SHAREHOLDERS OF MENTOR FUNDS AND
                                            MENTOR INSTITUTIONAL TRUST

We encourage  you to read the attached  proxy  statement in full;  however,  the
following   questions  and  answers   represent   some  typical   concerns  that
shareholders might have regarding this proxy.

Q: WHY IS MENTOR SENDING ME THIS PROXY?

Mutual funds are required to obtain shareholders' votes for certain types of changes. As a shareholder, you have a right to vote on major policy decisions, such as those included here.

Q: WHAT ARE THE ISSUES CONTAINED IN THIS PROXY?

There are several different proposals represented here and they are outlined in the summary at the beginning of the proxy statement. Several of them apply to all the funds, and others are fund-specific.

Q: HOW WILL THE BROAD-BASED PROPOSALS AFFECT ME AS A FUND
SHAREHOLDER?

The conversion of each fund into a series of a Delaware business trust will provide both consistency across the fund family and flexibility compared to the previous forms of organization. In addition, Delaware law offers certain advantages for business trusts and some important protections for shareholders. See Part I of the proxy statement for more information.

Changing the investment objective to nonfundamental for those funds where it is now fundamental and changing certain fundamental restrictions to nonfundamental gives each fund and its investment adviser greater flexibility to respond to market, regulatory or industry changes. These reclassifications are not intended to alter any fund's investment objective or any fund's investment approach.

Adopting standardized investment restrictions across all funds will help provide operational efficiencies and make it easier to monitor compliance with these restrictions. Standardized investment restrictions will also make it easier for the funds and their investment advisers to respond quickly to market, regulatory or industry developments. These changes will not substantially affect the way the funds are currently managed.

Q: WHY IS MENTOR PROPOSING THESE CHANGES?

The portfolios, or funds, of Mentor Funds and Mentor Institutional Trust are advised by affiliates of First Union National Bank ("FUNB"). Other investment advisory affiliates of FUNB serve as investment advisers to the Evergreen family of funds. The Evergreen Funds were converted into series of Delaware business trusts beginning in December 1997 and their investment restrictions were standardized and modernized at the same time. These proposals represent some final steps we are undertaking to unify the Evergreen and Mentor fund families. Shareholders can anticipate the following benefits:

o A comprehensive fund family with a common risk/reward spectrum, which provides shareholders with a broad range of products from which to choose.

o        The elimination of any overlap or gaps in fund offerings.

o Reduced confusion surrounding privileges associated with each fund, specifically regarding exchangeability, letters of intent, and rights of accumulation.

o A user-friendly product line for both shareholders and investment professionals.

o A single location for fund information, whether you're looking up funds in the newspaper or locating a Morningstar report on the Internet.

o Possible economies of scale that could result in cost savings as a result of the smaller Mentor funds becoming part of the larger Evergreen family of funds.

Q:  WHY IS THE MENTOR NAME BEING REPLACED BY EVERGREEN?

The Mentor funds are being converted into series of currently existing Evergreen Delaware business trusts.

Q: HOW DO THE TRUSTEES OF MY FUND RECOMMEND THAT I VOTE?

The Boards of Trustees of Mentor Funds and Mentor Institutional Trust recommend that you vote in favor or FOR all of the proposals on the enclosed proxy card.

Q: WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

Please  call  Shareholder   Communications  Corporation  at  1-800-645-7816  for
additional information. You can vote one of three ways:

         Use the enclosed proxy card to record your vote of either For, Against or Abstain for each issue, then return the card in the postpaid envelope provided.
                                            or

         Call 1-800-690-6903 and record your vote by telephone. Please have your proxy card at hand when you call and enter the 12 digit Control Number found on the card, then follow the simple instructions.
                                            or

         Fax your completed and signed proxy card (both front and back sides) to our proxy tabulator at 1-800-451-8683.

                                            or

         Visit website www.proxyvote.com or go to the Proxy Voting link on the Evergreen Funds website at www.evergreen-funds.com. Enter the 12 digit Control Number found on your Proxy Card, then follow the simple instructions to record your vote via the Internet.



Q: WHY ARE MULTIPLE CARDS ENCLOSED?

If you own shares of more than one fund, you will receive a proxy card for each fund you own. Please sign, date and return or otherwise vote each proxy card you receive.

        [Appropriate Mentor Funds/Mentor Institutional Trust Letterhead]

August 27, 1999

Dear Shareholder:

I am writing to shareholders of Mentor Funds and Mentor Institutional Trust to inform you of a special shareholder meeting to be held on October 15, 1999. Before that meeting I would like your vote on the important issues affecting your fund as described in the attached proxy statement.

The proxy statement includes proposals relating to the conversion of certain funds of Mentor Funds and Mentor Institutional Trust into series of Delaware business trusts, the adoption of standardized investment restrictions for each of the funds, and the reclassification of certain funds' investment objectives from fundamental to nonfundamental. These proposals are intended to provide consistency and increased flexibility throughout the Evergreen and Mentor fund family. More specific information about all of the proposals is contained in the proxy statement. The conversions into series of Evergreen Delaware business trusts are currently expected to be completed in October 1999.

The Boards of Trustees have unanimously approved the proposals and recommend that you vote FOR all of the proposals described within this document.

I realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, either complete, date, sign and return your proxy card(s) in the enclosed postage-paid envelope today or vote by calling toll-free 1-800-690-6903, 24 hours a day, or vote through the Internet. You may also FAX your completed and signed proxy card (both front and back sides) to Management Information Services, an ADP Company, our proxy tabulator, at 1-800-451-8683. You may receive more than one proxy card if you own shares in more than one fund. Please sign and return or otherwise vote each card you receive. Instructions on how to complete the proxy card, vote by telephone or vote via the Internet are included immediately after the Notice of Special Meeting.

If we do not receive your completed proxy card(s) after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. They will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner. You may call Shareholder Communications Corporation directly at 1-800-645-7816, if you have any questions about the proxy.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,



Paul F. Costello
President
Mentor Funds
Mentor Institutional Trust

        o    901 East Byrd Street          o    Richmond, Virginia  23219 o

                                  MENTOR FUNDS
                           MENTOR INSTITUTIONAL TRUST
                              901 East Byrd Street
                            Richmond, Virginia 23219

       -------------------------------------------------------------------

                       NOTICE OF JOINT SPECIAL MEETING OF
                     SHAREHOLDERS To Be Held on October 15,
                                      1999
       -------------------------------------------------------------------


         NOTICE IS HEREBY GIVEN that a Joint Special Meeting (the "Meeting") of Shareholders of the following series (each a "Fund" and together, the "Funds") of the following Mentor business trusts: Mentor Funds -- Mentor Growth Portfolio, Mentor Perpetual Global Portfolio, Mentor Capital Growth Portfolio, Mentor Balanced Portfolio, Mentor Quality Income Portfolio, and Mentor High Income Portfolio, and Mentor Institutional Trust -- Mentor Fixed-Income Portfolio and Mentor Perpetual International Portfolio will be held at the offices of Mentor Funds and Mentor Institutional Trust, 901 East Byrd Street, Richmond, Virginia 23219 on Friday, October 15, 1999 at 2:00 p.m., Eastern time, for the following purposes:

          1. To approve an Agreement and Plan of Conversion and Termination (the "Conversion Plan") for each of the above-named Funds providing for the conversion of each such Fund into a corresponding series (a "Successor Fund") of one of several Evergreen Delaware business trusts, and in connection therewith, the acquisition by the Successor Fund of all of the assets of each such Fund in exchange for shares of the Successor Fund, and the assumption by the Successor Fund of all of the liabilities of the Fund. Each Plan also provides for the distribution of such shares of the Successor Fund to shareholders of the Fund in liquidation and subsequent termination of the Fund.

          2.   For certain Mentor Funds only, to approve the reclassification of
               each   Fund's   investment    objective   from   fundamental   to
               nonfundamental.

         3.       To approve the adoption of standardized fundamental investment
                  restrictions   by  amending  or   reclassifying   the  current
                  fundamental investment restrictions of each Fund.

         4. To transact any other business which may properly come before the Meeting or any adjournments thereof.

The close of business on August 17, 1999 has been fixed as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting or any adjournments thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, OR FOLLOW THE INSTRUCTIONS IMMEDIATELY AFTER THIS NOTICE RELATING TO TELEPHONE OR INTERNET VOTING SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY (OR PROXIES) WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.



                                By Order of the Boards of Trustees



                                Michael H. Koonce
                                Secretary
August 27, 1999

                                       INSTRUCTIONS FOR EXECUTING PROXY CARD

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2.   Joint Accounts:  Either party may sign, but the name of the party
               signing   should   conform   exactly  to  a  name  shown  in  the
               registration on the proxy card.

          3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the registration. For example:


                  Registration                                         Valid Signature

                  Corporate Accounts
                  (1)      ABC Corp.                                   (1)  ABC Corp.
                  (2)      ABC Corp.                                   (2)  John Doe, Treasurer
                  (3)      ABC Corp.                                   (3)  John Doe, Treasurer
                           c/o John Doe, Treasurer
                  (4)      ABC Corp. Profit Sharing Plan               (4)  John Doe, Trustee

                  Trust Accounts
                  (1)      ABC Trust                                   (1)  Jane B. Doe, Trustee
                  (2)      Jane B. Doe, Trustee                        (2)  Jane B. Doe
                           u/t/d 12/28/78

                  Custodial or Estate Accounts
                  (1)      John B. Smith, Cust.                        (1)  John B. Smith
                           f/b/o John B. Smith, Jr. UGMA
                  (2)      John B. Smith                               (2)  John B. Smith, Jr., Executor



                                           INSTRUCTIONS FOR TELEPHONE VOTING

         To vote by telephone follow the three easy steps below:

         1.       Call 1-800-690-6903.

         2. Please have your Proxy Card at hand when you call.

         3. Enter the twelve-digit "Control No." found on the card, then follow the simple recorded instructions.



                                           INSTRUCTIONS FOR INTERNET VOTING


         To vote by Internet follow the three easy steps below:

          1. Go to website www.proxyvote.com or to the "Proxy Voting" link on www.evergreen-funds.com.

          2.   Please have your Proxy Card on hand.

          3. Enter the twelve-digit "Control No." found on the card, then follow the simple instructions.



                                              INSTRUCTIONS FOR FAX VOTING

         1.       Complete your proxy card.

         2. Fax your proxy card (both front and back sides) to Management Information Services at 1-800-451-8683.

                                                   TABLE OF CONTENTS

                                                                                                                     Page

SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE.......................................................................2

                                                        PART I

PROPOSAL 1 - THE CONVERSION OF EACH FUND INTO A CORRESPONDING
SERIES OF AN EVERGREEN DELAWARE BUSINESS TRUST........................................................................5

         Selection of Delaware Business
         Trust Form of Organization...................................................................................5

         Description of the Conversions...............................................................................6

         The Successor Trusts........................................................................................10

         Certain Comparative Information
         About the Mentor Trusts and the
         Successor Trusts............................................................................................11

         Current and Successor Advisory
         Agreements..................................................................................................15

         Administration Agreements...................................................................................16

         Current and Successor Distribution
         Arrangements................................................................................................17

         Names.......................................................................................................17

         Certain Votes to Be Taken
         Prior to the Conversions....................................................................................17

         Investment Objectives and
         Restrictions................................................................................................17

         Federal Income Tax Consequences.............................................................................18

         Appraisal Rights............................................................................................18

         Recommendation of Trustees..................................................................................18

         Required Vote...............................................................................................19

                                                          -v-




                                                        PART II

PROPOSAL 2 - RECLASSIFICATION AS NONFUNDAMENTAL OF THE INVESTMENT
OBJECTIVE OF THOSE FUNDS WHOSE INVESTMENT OBJECTIVE IS CURRENTLY
CLASSIFIED AS FUNDAMENTAL (CERTAIN MENTOR FUNDS ONLY)................................................................19

         Reclassification of Fundamental
         Investment Objectives as Nonfundamental.....................................................................19

         Recommendation of Trustees..................................................................................20

         Required Vote...............................................................................................20

PROPOSAL 3 - CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS .........................................................21

         Adoption of Standardized Investment
         Restrictions (Proposals 3A -3H).............................................................................21

         Reclassification of Fundamental
         Restrictions as Nonfundamental (Proposal 3I)................................................................22

         Recommendation of Trustees..................................................................................22

         Required Vote...............................................................................................22

         Proposal 3A - To Amend the
         Fundamental Restriction Concerning
         Diversification of Investments..............................................................................23

         Proposal 3B - To Amend the
         Fundamental Restriction Concerning
         Concentration of a Fund's Assets in a
         Particular Industry.........................................................................................24

         Proposal 3C - To Amend the
         Fundamental Restriction Concerning
         the Issuance of Senior Securities...........................................................................25

         Proposal 3D - To Amend the
         Fundamental Restriction Concerning
         Borrowing...................................................................................................26

         Proposal 3E - To Amend the
         Fundamental Restriction Concerning
         Underwriting................................................................................................27

                                                         -vi-




         Proposal 3F - To Amend the
         Fundamental Restriction Concerning
         Investment in Real Estate...................................................................................27

         Proposal 3G - To Amend the
         Fundamental Restriction Concerning
         Commodities.................................................................................................28

         Proposal 3H - To Amend the
         Fundamental Restriction Concerning
         Lending.....................................................................................................29

         Proposal 3I - Reclassification as
         Nonfundamental of All Current
         Fundamental Restrictions Other than
         the Fundamental Restrictions
         Described in the Foregoing Proposals
         3A through 3H...............................................................................................30

                                                       PART III

VOTING INFORMATION CONCERNING THE MEETING............................................................................30

ADDITIONAL INFORMATION...............................................................................................33

         Payment of Expenses.........................................................................................33

         Beneficial Ownership........................................................................................33

         Annual and Semi-Annual Reports to
         Shareholders................................................................................................33

OTHER BUSINESS.......................................................................................................33

EXHIBIT A - FORM OF AGREEMENT AND PLAN OF
CONVERSION AND TERMINATION..........................................................................................A-1

EXHIBIT B - COMPARISON OF FEES AND EXPENSES
OF CLASS B SHARES OF MENTOR QUALITY INCOME
PORTFOLIO AND MENTOR HIGH INCOME PORTFOLIO
WITH PRO FORMA FEES AND EXPENSES OF THE
SUCCESSOR FUNDS OF CLASS C SHARES...................................................................................B-1

EXHIBIT C - MANAGEMENT OF THE

                                                         -vii-




SUCCESSOR TRUSTS....................................................................................................C-1

EXHIBIT D - CURRENT FUNDAMENTAL
INVESTMENT RESTRICTIONS.............................................................................................D-1

EXHIBIT E - NUMBER OF SHARES OF EACH
CLASS OF EACH FUND OUTSTANDING AS OF
THE CLOSE OF BUSINESS ON AUGUST 17, 1999............................................................................E-1

EXHIBIT F - VOTING SECURITIES AND
PRINCIPAL HOLDERS THEREOF...........................................................................................F-1


                                  MENTOR FUNDS
                           MENTOR INSTITUTIONAL TRUST
                              901 East Byrd Street
                            Richmond, Virginia 23219

                -------------------------------------------------

                                 PROXY STATEMENT
                      Joint Special Meeting of Shareholders
                                October 15, 1999
                ------------------------------------------------


         This proxy statement is furnished in connection with the solicitation by the respective Boards of Trustees of Mentor Funds and Mentor Institutional Trust (each a "Mentor Trust," and together, the "Mentor Trusts") for the joint special meeting of shareholders to be held on Friday, October 15, 1999, at the offices of Mentor Funds and Mentor Institutional Trust, 901 East Byrd Street, Richmond, Virginia 23219 at 2:00 p.m., and any adjournments thereof (the "Meeting"). A notice of the Meeting and a proxy card (or proxy cards if you are a shareholder of more than one Fund) accompany this proxy statement. Shareholders of record at the close of business on August 17, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying Notice of Meeting and proxy card(s) are first being mailed to shareholders on or about August 27, 1999.

          The shares of the Mentor Trusts entitled to vote at the Meeting are issued in one or more separate series representing one or more investment portfolios, each of which is referred to herein as a "Fund." As used in this proxy statement, each Mentor Trust's Board of Trustees is referred to as a "Board."

                 SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE



Proposal 1.       Conversion of Each Fund


         Matter Requiring Shareholder                   Funds For Which Shareholder Vote is Required
         ----------------------------                   --------------------------------------------
         Vote
         ----

         Approval of an Agreement and                   All Funds
         Plan of Conversion and
         Termination (the "Conversion
         Plan") for each Fund providing
         for the conversion of the Fund
         into a corresponding series (a
         "Successor Fund") of one of
         several Evergreen Delaware
         business trusts, and in
         connection therewith, the
         acquisition by the Successor
         Fund of all of the assets of the
         Fund in exchange for shares of
         the Successor Fund, and the
         assumption by the Successor
         Fund of all of the liabilities of
         the Fund.  Each Conversion
         Plan also provides for the
         distribution of such shares of
         the Successor Fund to
         shareholders of the Fund in
         liquidation and subsequent
         termination of the Fund.


Proposal 2.       Reclassification of Investment Objective of Certain Funds from
                  Fundamental to Nonfundamental


         Matter Requiring Shareholder Funds For Which Shareholder Vote is Required Vote Reclassification of the Mentor Funds - Mentor Growth
         Portfolio Investment Objective of Certain Mentor Funds - Mentor Perpetual Global Portfolio Funds from Fundamental to Mentor Funds - Mentor Capital Growth Portfolio Nonfundamental Mentor Funds - Mentor Balanced Portfolio
                        Mentor Funds - Mentor Quality Income Portfolio
                        Mentor Funds - Mentor High Income Portfolio



Proposal 3.       Changes to Fundamental Investment Restrictions


       Standardization of Fundamental Investment Restrictions (Proposals 3A-3H)


           Matter Requiring Shareholder                   Funds For Which Shareholder Vote is Required
           Vote

3A.        Diversification of Investments                 All Funds
3B.        Concentration of Fund's Assets                 All Funds
           in a Particular Industry
3C.        Issuance of Senior Securities                  All Funds
3D.        Borrowing
3E.        Underwriting                                   All Funds
3F.        Investment in Real Estate                      All Funds
3G.        Commodities                                    All Funds
3H.        Lending                                        All Funds


Reclassification   of  Other  Fundamental   Restrictions  of  Certain  Funds  as
Nonfundamental (Proposal 3I)



          Matter Requiring Shareholder                  Funds For Which Shareholder Vote is Required
          Vote

3I.       (See current fundamental                      All Funds (except Mentor High Income Portfolio)
          restrictions shown by an "R"
          in Exhibit D)


                                     PART I

                           PROPOSAL 1 - THE CONVERSION
            OF EACH FUND INTO A CORRESPONDING SERIES OF AN EVERGREEN
                             DELAWARE BUSINESS TRUST

         At the Meeting, the shareholders of each Fund will be asked to approve an Agreement and Plan of Conversion and Termination (the "Conversion Plan") for their Fund, which provides for the Conversion (the "Conversion") of each Fund into a corresponding series (each a "Successor Fund," and together, the "Successor Funds") of one of several Evergreen Delaware business trusts (each a "Successor Trust"). The Conversions are part of an overall restructuring of the funds comprising Mentor Funds and Mentor Institutional Trust, each of which is advised by an affiliate of First Union National Bank ("FUNB"). Other investment adviser affiliates of FUNB serve as investment advisers to the Evergreen Funds. The Evergreen Funds were reorganized into series of Delaware business trusts beginning in December 1997 and it is into series of such Evergreen Delaware business trusts that the Mentor Funds and the Funds of Mentor Institutional Trust will be reorganized.

         The restructuring into series of the Evergreen Delaware business trusts involves, among other components, the Conversions, the reclassification of the investment objectives of certain of the Mentor Funds from fundamental (i.e., changeable by shareholder vote only) to nonfundamental (i.e., changeable by vote of the Trustees), the adoption of standardized fundamental investment restrictions, and the reclassification of certain investment restrictions from fundamental to nonfundamental. The reclassification of investment objectives, the adoption of standardized investment restrictions and the reclassification of certain investment restrictions from fundamental to nonfundamental are discussed in Part II of this proxy statement. The overall restructuring also includes several consolidations to combine certain other Mentor investment companies or series portfolios of certain Mentor investment companies with series of certain Evergreen investment companies having similar investment objectives and policies. The intended result of the overall restructuring is to integrate and enhance the investment management and operations of all the mutual funds in the Evergreen and Mentor families of funds and to maximize the potential for greater operational efficiencies.

Selection of Delaware Business Trust Form of Organization

         On July 13, 1999, the Board of each Mentor Trust unanimously approved reorganizing the Funds as separate series of various Evergreen Delaware business trusts. Each Mentor Trust is currently organized as a Massachusetts business trust. The Funds are proposed to be structured as series of Delaware business trusts. The principal reason for reorganizing the Funds as series of Delaware business trusts is the availability of certain advantages of Delaware law with respect to business trusts. The Delaware Business Trust Act (the "Delaware Act") has been specifically drafted to accommodate the unique governance needs of investment companies and provides that its policy is to give maximum freedom of contract to the trust instrument of a Delaware business trust.

         Under the Delaware Act, a shareholder of a Delaware business trust is entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in Massachusetts. As a result, Delaware law is generally considered to afford additional protection against potential shareholder liability not available to shareholders of Massachusetts business trusts under Massachusetts law. See "Certain Comparative Information
About the Mentor Trusts and the Successor Trusts Shareholder Liability." Similarly, Delaware law provides that, should a Delaware trust issue multiple series of shares, each series will not be liable for the debts of another series, another potential though remote risk in the case of other business trusts, including those, such as Mentor Funds and Mentor Institutional Trust, that are organized under Massachusetts law.

         Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Act, are among the nation's most highly respected and have an expertise in corporate matters which in part grew out of the fact that Delaware legal issues are concentrated in the Court of Chancery where there are no juries and where judges issue written opinions explaining their decisions. Accordingly, there is a well established body of precedent which may be relevant in deciding issues pertaining to a Delaware business trust.

         There are other advantages that may be afforded by a Delaware business trust. Under Delaware law, the Successor Funds will have the flexibility to respond to future business contingencies. For example, the Trustees of the Delaware trusts will have the power to incorporate a Successor Trust, to merge or consolidate it with another entity, to cause each series to become a separate trust, and to change the Successor Trust's domicile without a shareholder vote. This flexibility could help to assure that the Successor Trust operates under the most advanced form of organization and could reduce the expense and frequency of future shareholder meetings for non-investment related issues.

Description of the Conversions

         The detailed terms and conditions of each Conversion are contained in a Conversion Plan applicable to each Fund. The information in this proxy statement with respect to each Conversion Plan is qualified in its entirety by reference to, and made subject to, the complete text of the form of the Conversion Plan, a copy of which is attached to this proxy statement as Exhibit A.

         It is anticipated that each of the Funds will participate in the Conversion and that the Conversion, if approved by the shareholders of each Fund, will be effected contemporaneously as to each Fund. If shareholders of one or more of the Funds do not approve the Conversion, that Fund will continue as currently organized, but each other Fund that has received shareholder approval may nevertheless implement the Conversion.

         If the shareholders of a Fund approve the Conversion and the conditions of the Conversion are satisfied, all of the assets and liabilities of that Fund will be transferred to the corresponding Successor Fund and each shareholder of the Fund will receive shares of the Successor Fund (the "New Shares"). The New Shares of each Successor Fund will be issued to the corresponding Fund in consideration of the transfer to the Successor Fund by the Fund of all assets and liabilities of the Fund. Immediately thereafter, each Fund will liquidate and distribute the New Shares to its shareholders. Holders of Class A and Class B Shares of the Funds will receive Class A and Class C New Shares of the Successor Funds, respectively. Holders of Class Y Shares of the Funds will receive Class Y New Shares of the Successor Funds (with the exception of holders of Class Y Shares of Mentor Fixed-Income Portfolio who will receive Institutional Class New Shares of the Successor Funds). Holders of Class E Shares of Mentor Perpetual International Portfolio will receive Class A New Shares of the Successor Fund. Fees and expenses applicable to the various classes of shares are described below. As a result of the Conversion, each shareholder will receive, in exchange for his or her Fund shares, New Shares with a total net asset value equal to the total net asset value of the shareholder's Fund shares immediately prior to the consummation of the Conversion.

         Because the Conversion will be effected at net asset value without the imposition of a sales charge, the New Shares acquired by shareholders pursuant to the proposed Conversion will not be subject to any initial sales charge or CDSC as a result of the Conversion. However, Class C shares acquired as a result of the Conversion would continue to be subject to a CDSC upon subsequent redemption to the same extent as if shareholders had continued to hold their shares of the Funds. The CDSC schedule applicable to Class C New Shares received in the Conversion will be the CDSC schedule of Class B shares of the Funds in effect at the time Class B shares of the Funds were originally purchased.

         The following is a summary description of charges and fees for the Class A, Class C, Class Y and Institutional Class New Shares of the Successor Funds which will be received by shareholders in the Conversion.

     Class A New Shares. Class A New Shares are sold at net asset value plus an initial sales charge and, as indicated below, are subject to distribution-related fees. The initial maximum sales charges applicable to purchases of Class A New Shares for the Growth, Capital Growth, Balanced, Perpetual Global and Perpetual
International Portfolios is 5.75% and for the Quality Income and High Income Portfolios is 4.75%. No initial sales charge will be imposed on Class A New Shares received by shareholders in the Conversion.

         Class C New Shares. Class C New Shares are sold without initial sales charges and are subject to distribution-related and shareholder servicing-related fees. Class C New Shares are subject to a 1% CDSC if such shares are redeemed during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. Class C New Shares incur higher distribution- related and shareholder servicing-related fees than Class A New Shares, and do not convert to any other class of shares. Class C New Shares received by shareholders in the Conversion will be subject to the current Class B CDSC schedule applicable to Mentor Funds and Mentor Institutional Trust, respectively.

         Class Y New Shares. Class Y New Shares are sold at net asset value without any initial or deferred sales charge and are not subject to distribution-related or shareholder servicing-related fees. Class Y New Shares are only available to certain classes of investors. Shareholders who receive Class Y New Shares in the Conversion and who wish to make subsequent purchases of a Successor Fund will be able to purchase Class Y New Shares.

         Institutional Class New Shares are sold at net asset value without any initial or deferred sales charge and are not subject to distribution-related fees. Institutional Class shares are available only to institutional investors. Shareholders who receive Institutional Class New Shares in the Conversion and who wish to make subsequent purchases of a Successor Fund's shares will be able to purchase Institutional Class New Shares.

         Distribution-Related and Shareholder Servicing-Related Expenses. The Successor Funds have adopted a Rule 12b-1 plan with respect to their Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the Class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval, although there is currently no intention or expectation that the rate at which payments are made under the plan will be increased.

         Mentor Funds and Mentor Institutional Trust have adopted Shareholder Servicing Plans with respect to their Class A shares under which the Class may pay for shareholder servicing-related expenses at an annual rate of 0.25% of the average daily net assets attributable to the Class.

         Each of the Funds and the Successor Funds have also adopted a 12b-1 plan with respect to their Class B and Class C shares, respectively, under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 1.00% of average daily net assets attributable to the Class with respect to the Successor Funds, 0.75% with respect to Mentor Growth Portfolio, Mentor Capital Growth Portfolio, Mentor Balanced Portfolio, Mentor Perpetual Global Portfolio and Mentor Perpetual International Portfolio, and 0.50% with respect to Mentor Quality Income Portfolio and Mentor High Income Portfolio. Mentor Funds and Mentor Institutional Trust have also adopted for their Class B shares Shareholder Servicing Plans whereby the Funds may incur a fee for shareholder services of up to 0.25% of average daily net assets attributable to the Class.

         The Class C Rule 12b-1 plans of the Successor Funds provide that, of the total 1.00% 12b-1 fee, up to 0.25% may be for payment in respect of shareholder services. Consistent with the requirements of Rule 12b-1 and the applicable rules of the National Association of Securities Dealers, Inc., following the Conversion the Successor Funds may make distribution-related and shareholder servicing-related payments with respect to Fund shares sold prior to the Conversion including payments to the Funds' former underwriter.

         The Class Y and the Institutional Class of the Successor Funds do not have a Rule 12b-1 Plan or a shareholder servicing plan.

         See Exhibit B for a table showing the current fees and expenses of the Class B Shares of Mentor Funds' Quality Income Portfolio and High Income Portfolio, and the pro forma fees and expenses of the corresponding Class C New Shares of the Successor Funds. These tables are provided for these Funds and Successor Funds because overall expenses of the corresponding Successor Funds are expected to be higher than those of the Mentor Funds, because such Funds' Class B Shares currently pay shareholder servicing fees at an annual rate of 0.25% of average daily net assets and Rule 12b-1 fees at an annual rate of 0.50% while the Successor Funds pay combined Rule 12b-1 and shareholder servicing fees at an annual rate of 1.00%. Additional information regarding applicable Rule 12b-1 Plans and Shareholder Servicing Plans may be found in the prospectuses and Statements of Additional Information of Mentor Funds and Mentor Institutional Trust.

         It will not be necessary for holders of share certificates of a Fund to exchange their certificates for new certificates following consummation of the Conversion. Certificates for shares of a Fund issued prior to the Conversion will represent outstanding shares of the corresponding Successor Fund after the Conversion. Shareholders of a Fund who have not been issued certificates and whose shares are held in an open account will automatically have those shares designated as shares of the corresponding Successor Fund.

         If approved by shareholders of a Fund, it is currently contemplated that the Conversion will become effective as to that Fund on or about the close of business on October 15, 1999. However, a Conversion may become effective at another time and date should the Meeting be adjourned to a later date or should any other condition to the Conversion not be satisfied at that time.
Notwithstanding prior shareholder approval, the Conversion Plan may be terminated as to any Fund at any time prior to its implementation by the mutual agreement of the parties thereto.

The Successor Trusts

         Each Successor Trust was established pursuant to a substantially identical Agreement and Declaration of Trust (each a "Master Trust Agreement") under the laws of the State of Delaware. Each Successor Trust is organized as a "series company" as that term is used in Rule 18f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Successor Trust consists of Successor Funds and other mutual funds of the same asset class.

         The Board of Trustees of each Successor Trust is currently comprised of individuals who do not serve as Trustees of the Mentor Trusts. Accordingly, different Trustees will have ultimate responsibility for the oversight and management of the Successor Funds subsequent to the Conversions. It is anticipated that subsequent to the Conversion, two current Mentor Trustees, Arnold H. Dreyfuss and Louis W. Moelchert, Jr., will be nominated and elected as Trustees of the Successor Trusts. Information with respect to the current Trustees of each Successor Trust, including compensation received, is set forth in Exhibit C.

         Each Successor Trust is authorized to issue shares divisible into an indefinite number of different series. The interests of investors in the various series of a Successor Trust will be separate and distinct. All consideration received for the sales of shares of a particular series of a Successor Trust, all assets in which such consideration is invested, and all income, earnings and profits derived from such investments will be allocated to that series. The Master Trust Agreement of each Successor Trust provides that the Board of Trustees of the Successor Trust may: (i) establish one or more additional series thereof; (ii) issue the shares of any series in any number of classes; (iii) issue shares of a series to different groups of investors; and (iv) convert a series into a pooled fund structure, without any further action by the shareholders of the Successor Trust.

         The Master Trust Agreement of each Successor Trust provides for shareholder voting only for the following matters: (a) the election or removal of Trustees as provided in the Master Trust Agreement; and (b) with respect to such additional matters relating to the Successor Trust as may be required by
(i) applicable law, (ii) any by-laws adopted by the Trustees, or (iii) as the Trustees may consider necessary or desirable. Certain of the foregoing matters will involve separate votes of one or more of the affected series (or affected classes of a series) of the Successor Trust, while others will require a vote of the Successor Trust's shareholders as a whole.

         All shares of all series vote together as a single class for the election or removal of Trustees of the Successor Trust with each having one vote for each dollar of net asset value applicable to each share, regardless of series. See "Certain Comparative Information About the Mentor Trusts and the Successor Trusts - Voting Rights" below.

         As required by the 1940 Act, shareholders of each series of the Successor Trusts, voting separately, will have the power to vote at special meetings for, among other things, changes in fundamental investment restrictions applicable to such series, approval of any new or amended investment advisory agreement, approval of any new or amended Rule 12b-1 plan and certain other matters that affect the shareholders of that series. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees of the Successor Trust.

Certain Comparative Information About the Mentor Trusts and the Successor Trusts

         As a Delaware business trust, each Successor Trust's operations will be governed by the Master Trust Agreement and applicable Delaware law, rather than by the applicable Massachusetts trust document of each Mentor Trust. The organizational documents of each Mentor Trust are its Declaration of Trust and its By-Laws. As discussed below, certain of the differences between the Mentor Trusts and the Successor Trusts derive from provisions of each Successor Trust's Master Trust Agreement and By-laws. Shareholders entitled to vote at the Meeting may obtain a copy of a Successor Trust's Master Trust Agreement and By-laws, without charge, upon written request to Shareholder Communications Corporation at 1-800-645-7816.

         Capitalization. The beneficial interests in each Successor Trust are issued as transferable shares of beneficial interest, $.001 par value per share. Each Master Trust Agreement permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series or classes thereof, all without shareholder approval. Each share of a series of a Successor Trust represents an equal proportionate interest in the assets and liabilities belonging to that series (or class) as declared by the Board of Trustees. Each Mentor Trust is authorized to divide its shares into an unlimited number of series, and the Trustees are empowered to establish other classes. Each Mentor Trust has the authority to issue an unlimited number of transferable shares of beneficial interest, without par value, of each series and class.

     Amendments to Governing Instrument. Generally, the provisions of the Master Trust Agreement of a Successor Trust may be amended without shareholder approval so long as such amendment is not in contravention of applicable law, by an instrument in writing signed by a majority of the then Trustees of the Successor Trust (or by an officer of the Successor Trust pursuant to the vote of a majority of such Trustees). Under the Master Trust Agreement of the Successor Trust, except as provided by applicable law, a quorum is more than 25% of the shares entitled to vote. The quorum requirements of the Mentor Trusts are more than 50% of the total number of outstanding shares of all series and classes entitled to vote, with respect to Mentor Funds, and more than 30% of the total number of outstanding shares of all series and classes entitled to vote, with respect to Mentor Institutional Trust. The affirmative vote of a majority of the shares of all series and classes then outstanding and entitled to vote is generally required to amend the Declaration of Trust applicable to each Mentor Trust (unless any larger vote may be required by applicable governing documents or other law), except that the Declarations of Trust may be amended by the Trustees of the Mentor Trusts without the vote of shareholders in certain limited circumstances.

         Voting Rights. Mentor Funds' Declaration of Trust and the Successor Trusts' Master Trust Agreements provide that a Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the outstanding shares. The Declaration of Trust of Mentor Funds further provides that special meetings of shareholders shall be called by the Trustees upon the written request of shareholders representing 10% of the outstanding shares of all series and classes entitled to vote. Mentor Institutional Trust's Declaration of Trust provides that a Trustee may be removed at any meeting called for the purpose by vote of holders of two-thirds of the outstanding shares. The Declaration of Trust and By-laws of Mentor Institutional Trust further provide that a meeting of the shareholders for a purpose requiring action by shareholders as provided in the Declaration of Trust or By-laws shall be called by the Trustees upon the written request of shareholders representing 10% of the outstanding shares of all series and classes entitled to vote. For both Mentor Trusts, if the Secretary fails to call the meeting or give notice for a specified period following the shareholders' written request, then the shareholders representing 10% of the outstanding shares may call such meeting by giving notice thereof. The By-laws of each Successor Trust provide that, to the extent required by the 1940 Act, meetings of the shareholders for the purpose of voting on the removal of any Trustee shall be called promptly by the Trustees upon the written request of shareholders holding at least 10% of the outstanding shares of the Successor Trust entitled to vote. Like each Mentor Trust, a Successor Trust will not be required to hold annual meetings of its shareholders and, at this time, does not intend to do so. Under Mentor Institutional Trust's By-laws, the record date for determining shareholders who are entitled to notice of, and to vote at, a shareholders' meeting may not be more than 90 days preceding the scheduled meeting date. Under Mentor Funds' Declarations of Trust, the record date may not be more than 60 days preceding the scheduled meeting date. Under the By-laws of each Successor Trust, the record date may not be more than 90 days nor less than 10 days preceding the scheduled meeting date.

         Each Master Trust Agreement of each Evergreen Trust provides for shareholder voting in certain circumstances. See "The Successor Trusts" above. Shareholders of the Mentor Trusts have the power to vote with respect to the election of Trustees, the removal of Trustees, the approval or termination of any investment advisory or management agreement, certain amendments to the Declaration of Trust, to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Mentor Trust, and as required by law or as the Trustees may consider desirable.

         The Master Trust Agreement of each Successor Trust provides that a majority of the shares voted at a meeting at which a quorum is present shall decide any questions and that a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Master Trust Agreement or the By-laws of the Successor Trust. Similar requirements apply to each Mentor Trust. Shareholders of the Successor Trusts are not required to approve the termination of the Successor Trust.

         Under each Master Trust Agreement, each share of a Successor Fund is entitled to one vote for each dollar of net asset value applicable to such share. Under the current Declarations of Trust of each Mentor Trust, each whole share of beneficial interest is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Under each Mentor Trust's Declaration of Trust or applicable law, except with respect to matters as to which a particular series or class is affected, all shares of each series or class shall vote as a single class. Generally, each Declaration of Trust further provides that, where required by law or applicable regulation, certain matters will be voted on separately by each fund. In all other matters, all funds vote together as a group. Over time, the net asset values of funds in a Mentor Trust have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a fund with a lower net asset value will purchase more shares, and under each Mentor Trust's current voting provisions, have more votes, than the same investment in a fund with a higher net asset value. Under the Master Trust Agreement of each Successor Trust, voting power is related to the dollar value of the shareholders' investments rather than to the number of shares held.

             Shareholder Liability. Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory authority limiting business trust shareholder liability exists under Massachusetts law or under the laws of any other state. As a result, to the extent that a Successor Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the

Master Trust Agreement: (a) provides that any written obligation of the Successor Trust may contain a statement that such obligation may only be enforced against the assets of the Successor Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the Successor Trust. Accordingly, the risk of a shareholder of the Successor Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and
(iii) the Successor Trust itself would be unable to meet its obligations. In view of Delaware law, the nature of the Successor Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of a Successor Trust is remote.

             Shareholders of the Mentor Trusts as shareholders of Massachusetts business trusts may, under certain circumstances, be held personally liable under the applicable state law for the obligations of the Mentor Trusts. However, the Declaration of Trust of each Mentor Trust contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Mentor Trust or the Trustees of the Trust. Each Declaration of Trust also provides for shareholder indemnification out of the assets of the Fund in which the shareholder holds shares.

             Liability and Indemnification of Trustees. Under the Master Trust Agreement of each Successor Trust, a Trustee is liable to the Successor Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of the duties of a Trustee. Trustees and officers of a Successor Trust are entitled to be indemnified for the expenses of litigation against them except with respect to any matter as to which it has been determined that such person (i) did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Successor Trust; or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties; and (iii) for a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful, such determination to be based upon the outcome of a court action or administrative proceeding or a reasonable determination, following a review of the facts, by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. A Successor Trust may also advance money to any Trustee or officer involved in a proceeding discussed above provided that the Trustee or officer undertakes to repay the Successor Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met. It is currently the view of the staff of the Securities and Exchange Commission ("SEC") that to the extent that any provisions such as those described above are inconsistent with the 1940 Act, the provisions of the 1940 Act may preempt the foregoing provisions.

             The Declaration of Trust of each Mentor Trust generally provides that its Trustees shall not be liable to the Trust or its shareholders, except for the Trustees' acts of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of their office. The Mentor Trusts' Declarations of Trust generally also provide that Trustees and officers of the Mentor Trust will be indemnified against liability and expenses of litigation against them unless their conduct constituted willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

             Right of Inspection. The By-laws of the Successor Trust provide that no shareholder of the Successor Trust shall have any right to inspect any account or book or document of the Successor Trust except as conferred by law or otherwise by the Trustees or by resolution of the shareholders. The Declarations of Trust and By-laws of Mentor Institutional Trust provide for shareholder access to shareholder lists but are silent with respect to the right of inspection of any of the Trust's other documents. The Bylaws of Mentor Funds provide that the Trustees may from time to time determine what rights, if any, shareholders have to inspect the Mentor Funds' books and records.

             The foregoing is only a summary of certain of the differences between the governing instruments and laws generally applicable to a Mentor Trust and a Successor Trust. It is not a complete list of differences.
Shareholders should refer directly to the provisions of the governing instruments and applicable law for more complete information.

Current and Successor Advisory Agreements

             As a result of the Conversions, each Successor Fund will be subject to a new investment advisory agreement (the "Successor Advisory Agreement") between the Successor Trust on behalf of the Successor Fund and the current investment adviser of the corresponding Fund of the Mentor Trusts. Since, with certain exceptions, each Fund currently receives substantially identical services, each Successor Advisory Agreement has been standardized with the fee schedules being the only variant. The current investment advisory agreement of each Fund (the "Current Advisory Agreement") is similar in many respects to the Successor Advisory Agreement. Most importantly, the rate at which fees are required to be paid by each Fund for investment advisory services, as a percentage of average daily net assets, will remain the same for each Successor Fund.

             The following summarizes certain aspects of the Current Advisory Agreement and the Successor Advisory Agreement for each Fund of the Mentor Trusts.

             Brokerage Transactions. The Successor Advisory Agreement sets forth specific terms as to brokerage transactions and the investment adviser's use of broker-dealers. For example, the investment adviser will be obligated to use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being most favorable to the Successor Funds. In assessing the best overall terms available for any transaction, the investment adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Successor Advisory Agreement also incorporates the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), which permits an investment adviser to have its client, including an investment company, pay more than the lowest available commission for executing a securities trade in return for research services and products. The Current Advisory Agreement of each of the Funds (with the exception of Mentor Capital Growth Portfolio and Mentor Quality Income Portfolio) specifies similar standards to be used in the selection of brokers and the same standard as Section 28(e) with respect to investment advisers and the payment of commissions. The Current Advisory Agreement for Mentor Capital Growth Portfolio and Mentor Quality Income Portfolio permits the investment advisers to authorize investment subadvisers to execute portfolio transactions and select brokers pursuant to the provisions of
Section 28(e) of the 1934 Act.

             Liability. Each Successor Advisory Agreement and the Current Advisory Agreement provide that the investment adviser shall have no liability in connection with rendering services thereunder, other than liabilities resulting from the adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

             Amendments. The Current Advisory Agreement of the Funds (except for Mentor Capital Growth Portfolio and Mentor Quality Income Portfolio) provides that all changes must be approved by a majority of the shares of the Fund. The Current Advisory Agreement for Mentor Capital Growth Portfolio and Mentor
Quality Income Portfolio states that all amendments must be approved in accordance with applicable law. Each Successor Advisory Agreement provides that only amendments of substance require shareholder approval.

Administration Agreements

             Evergreen Investment Services, Inc. ("EIS"), located at 200 Berkeley Street, Boston, Massachusetts 02116, currently serves as administrator to the Funds, and would serve as administrator to the Successor Funds following the Conversions. The Successor Funds would pay fees to EIS for administrative services at the same rates as the corresponding Funds do now. It is anticipated that no material change will occur in the Funds' administrative fees or arrangements as a result of the Conversions.

Current and Successor Distribution Arrangements

             Mentor Distributors, LLC, located at 3435 Stelzer Road, Columbus, Ohio 43219, is the principal distributor for Mentor Funds and for Mentor Institutional Trust. Mentor Distributors, LLC is a wholly-owned subsidiary of BISYS Fund Services, Inc. ("BISYS") of the same address.

             After the Conversions, Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS located at 125 West 55th Street, New York, New York 10019, will serve as principal underwriter for the Successor Funds. EDI currently serves as distributor to the current series of the Evergreen Delaware business trusts. Except for increased distribution- related and shareholder servicing-related fees payable by the Class C shares of the Successor Funds as opposed to the fees paid by the Class B shares of the Funds, it is anticipated that no material change will occur in the Funds' distribution agreement or the Funds' aggregate amount payable under the Funds' distribution-related and shareholder servicing-related expenses as a result of the Conversions.

Names

             At the time of their Conversion into the Successor Funds, the name of each Fund of Mentor Funds and the name of each Fund of Mentor Institutional Trust will change by deletion of "Mentor" and "Portfolio" and their replacement respectively with "Evergreen"and "Fund".

Certain Votes to be Taken Prior to the Conversions

             Prior to the Conversions, EDI will own a single outstanding share of each Successor Fund. The purpose of the issuance by each Successor Fund of this nominal share prior to the effective time of the Conversion is to enable the Successor Trusts to eliminate the need to incur the additional expense by the Successor Trusts of having to hold separate meetings of shareholders of the Successor Funds in order to comply with certain shareholder approval requirements of the 1940 Act.

Investment Objectives and Restrictions

             Each Successor Fund will have the same investment objective(s) as the corresponding Fund except that, if Proposal 2 in this proxy statement is approved by shareholders, the applicable Successor Fund's investment objective(s) will not be considered fundamental. As a result, that Successor Fund's investment objective(s) could be changed by its Trustees without shareholder approval, after prior notice to shareholders. The investment restrictions of each Fund are proposed to be changed as described in Part II below.

             Except as described in Part II below, the investment advisers do not presently intend to change in any material way for the Successor Funds the investment strategy or operations currently employed for the Funds of the Mentor Funds and Mentor Institutional Trust.

Federal Income Tax Consequences

             It is anticipated that the transactions contemplated by the Conversions will be tax-free. Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036, counsel to the Successor Funds, has informed the Board of Trustees of each Mentor Trust and of the Successor Trusts that if substantially all of the assets and liabilities of a Fund are transferred to the corresponding Successor Fund, it will issue an opinion that the Conversion will not give rise to the recognition of income, gain or loss to the Fund, the Successor Fund, or shareholders of the Fund for federal income tax purposes pursuant to sections 361, 1032(a) and 354(a)(1), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). Such opinion will be based upon customary representations of the Mentor Trust and the Successor Trust and certain customary assumptions. The receipt of such an opinion is a condition to the consummation of each Conversion.

             A shareholder's adjusted basis for tax purposes in shares of a Successor Fund after the Conversion will be the same as the shareholder's adjusted basis for tax purposes in the shares of the Fund immediately before the Conversion. The holding period for the shares of the Successor Fund received in the Conversion will include a shareholder's holding period for shares of the Fund (provided that the shares of the Fund were held as capital assets on the date of the Conversion). Shareholders should consult their own tax advisers with respect to the state and local tax consequences of the proposed transaction.

Appraisal Rights

             Neither the Mentor Trusts' Declarations of Trust nor Massachusetts law grants shareholders of Mentor Funds or of Mentor Institutional Trust any rights in the nature of appraisal or dissenters' rights with respect to any action upon which such shareholders may be entitled to vote. However, the right of mutual fund shareholders to redeem their shares is not affected by the proposed Conversions.

Recommendation of Trustees

             In evaluating the Conversion Plans, each Board of Trustees reviewed the potential benefits associated with each proposed Conversion. In this regard, the Trustees of each Mentor Trust considered: (i) the potential disadvantages which apply to operating the Funds under their current form of organization;
(ii) the advantages which apply to
operating the Successor Funds as series of Delaware business trusts; (iii) the advantages of operating under the Master Trust Agreements under Delaware law;
(iv) the possible economies of scale that could result in cost savings as a result of the smaller Mentor Funds and Mentor Institutional Trust Funds becoming part of the larger Evergreen family of funds; (v) the fact that there will essentially be no change in the investment advisory function; and (vi) the expected federal tax consequences to the Funds, the Successor Funds and shareholders of Mentor Funds and Mentor Institutional Trust resulting from the proposed Conversion, and the likelihood that no recognition of income, gain or loss for federal income tax purposes will occur as a result thereof.

             At the meetings of the Boards called for the purpose on July 13, 1999, the Board of Trustees of each Mentor Trust voted to approve the proposed Plans of Conversion for each Mentor Trust's respective Funds and determined that participation in the Conversion is in the best interests of each Fund and that the interests of existing shareholders will not be diluted as a result of the Conversion.

Required Vote

             The affirmative vote of a majority of votes cast (for Mentor Institutional Trust) and a majority of the votes cast and entitled to vote (for Mentor Funds) is required to approve the Conversion.

THE TRUSTEES OF THE MENTOR TRUSTS RECOMMEND THAT THE SHAREHOLDERS
VOTE TO APPROVE PROPOSAL 1.


                                     PART II


        PROPOSAL 2 - RECLASSIFICATION AS NONFUNDAMENTAL OF THE INVESTMENT OBJECTIVE OF THOSE FUNDS WHOSE INVESTMENT OBJECTIVE IS CURRENTLY
              CLASSIFIED AS FUNDAMENTAL (CERTAIN MENTOR FUNDS ONLY)

Reclassification of Fundamental Investment Objectives as Nonfundamental

             Under the 1940 Act, a Fund's investment objective is not required to be classified as fundamental. A fundamental investment objective may be changed only by vote of a Fund's shareholders. In order to provide each Fund with enhanced investment management flexibility to respond to market, industry or regulatory changes, the Trustees of Mentor Funds have approved the reclassification from fundamental to nonfundamental of the investment objectives of those Funds named above under "Summary of Proposals Requiring Shareholder Votes - Proposal 2." A nonfundamental investment objective may be changed at any time by the Trustees without approval by a Fund's shareholders.

             For a complete description of the investment objective of your Mentor Fund, please consult your Fund's prospectuses and Exhibit D hereto. The reclassification of a Fund's investment objective from fundamental to nonfundamental will not alter the Fund's investment objective. If at any time in the future, the Trustees of a Successor Trust approve a material change in a Successor Fund's nonfundamental investment objective, shareholders of such Successor Fund will be given notice of such change prior to its implementation; however, if such a change were to occur, shareholders would not be asked to approve such change. For those Funds whose current investment objective is not formally classified as fundamental, the current policy is not to change such Funds' investment objectives without first obtaining shareholder approval. It is expected that after the Conversions, the Trustees of the Successor Trust will not continue to abide by such policy. Accordingly, after the Conversions, in the unlikely event that the Trustees of a Successor Trust determined to change the investment objective of a Successor Fund, while shareholders would be given advance notice of such a change, shareholder approval prior to such change would not be necessary.

             If the reclassification of any Mentor Fund's investment objective from fundamental to nonfundamental is not approved by shareholders of a particular Mentor Fund, such Fund's investment objective will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in investment objective.

Recommendation of Trustees

             The Trustees of Mentor Funds have considered the enhanced management flexibility to respond to market, industry or regulatory changes that would result if each applicable Mentor Fund's fundamental investment objective were reclassified as nonfundamental.

             At the meetings of the Trustees called for the purpose on July 13, 1999, the Trustees of Mentor Funds voted to approve the reclassification of the investment objective of each of the above-named Funds currently classified as fundamental to nonfundamental.

Required Vote

             The affirmative vote of the holders of a "majority of the outstanding voting securities of a Fund" is required to approve the reclassification of a Fund's investment objective from fundamental to nonfundamental. The term "majority of the outstanding voting securities" of a Fund, as defined in the 1940 Act, means the affirmative vote of the lesser of:
(1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such

Fund are present or represented by proxy at the Meeting; or (2) more than 50% of the outstanding voting securities of the Fund ("Majority Vote") .

THE TRUSTEES OF MENTOR FUNDS RECOMMEND THAT THE SHAREHOLDERS VOTE
TO APPROVE PROPOSAL 2.


                       PROPOSAL 3 - CHANGES TO FUNDAMENTAL
                             INVESTMENT RESTRICTIONS

Summary

Adoption of Standardized Investment Restrictions (Proposals 3A-3H)

             The primary purpose of Proposals 3A through 3H below is to revise and standardize the fundamental investment restrictions (the "Restrictions") of the Funds of Mentor Funds and Mentor Institutional Trust. The Trustees have reviewed the investment advisers' analysis of the fundamental and nonfundamental investment restrictions of the various funds offered by the Mentor and Evergreen families of mutual funds and, where practicable and appropriate to a Fund's investment objective and policies, the Trustees are submitting the proposed adoption of standardized Restrictions to shareholders.

             It is not anticipated that any of the changes will substantially affect the way the Funds are currently managed. These proposals are being presented to shareholders for approval because it is believed that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with the Restrictions. Because the proposed standardized fundamental Restrictions in general are phrased relatively more broadly than the Funds' current fundamental Restrictions, the Funds and their investment advisers are expected to be able to respond more expeditiously to market, industry or regulatory developments. Set forth below, as sub-sections of this Proposal, are general descriptions of each of the proposed changes. You will be given the option to approve all, some, or none of the proposed changes on the proxy card enclosed with this proxy statement.

             A listing of the current fundamental Restrictions of each Fund is set forth in Exhibit D. The first page of Exhibit D contains an index to assist you in locating the page at which your Fund's current fundamental Restrictions are described. Those fundamental Restrictions that you are being requested to vote to standardize are shown in Exhibit D by an "S", which stands for "To be Standardized." If a particular change is not approved by shareholders of a Fund, the current fundamental Restriction will remain in place.

             Because of the variety of ways in which the various Funds' current fundamental Restrictions are expressed as well as differences among the fundamental Restrictions themselves, the discussions below are general. To compare your Fund's current fundamental Restriction to the proposed changed fundamental Restriction, please refer to Exhibit D.

             If approved by shareholders, the revised fundamental Restrictions described in Proposals 3A through 3H will remain fundamental and, as such, cannot be changed without a further shareholder vote. If a proposed standardized fundamental Restriction is not approved by shareholders of a particular Fund, the current Restriction will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in the Restriction.

Reclassification of Fundamental Restrictions as Nonfundamental (Proposal 3I)

             The reclassification from fundamental to nonfundamental of certain of the Funds' other current fundamental Restrictions will enhance the ability of the Funds to achieve their respective investment objectives because they and their investment advisers will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

Recommendation of Trustees

             The Trustees of Mentor Funds and the Trustees of Mentor Institutional Trust have reviewed the potential benefits associated with the proposed standardization of the Funds' fundamental Restrictions (Proposals 3A through 3H below) as well as the potential benefits associated with the reclassification of certain of the Funds' other fundamental Restrictions to nonfundamental (Proposal 3I).

             At the meetings of the Trustees called for the purpose on July 13, 1999, the Trustees of Mentor Funds and the Trustees of Mentor Institutional Trust voted to approve the proposed standardization of the Funds' fundamental Restrictions (Proposals 3A through 3H below) and the reclassification from fundamental to nonfundamental of certain of the Funds' other fundamental Restrictions (Proposal 3I below).

Required Vote

             Approval to standardize the language of the Funds' fundamental Restrictions, (Proposals 3A through 3H) and to approve the reclassification of fundamental Restrictions to nonfundamental (Proposal 3I) requires a Majority Vote of a Fund.

THE TRUSTEES OF THE MENTOR TRUSTS RECOMMEND THAT THE SHAREHOLDERS
VOTE  TO APPROVE PROPOSAL 3.


Proposal 3A:  To Amend The Fundamental Restriction Concerning Diversification of
              Investments

             The current fundamental Restriction of each of the Funds concerning diversification of investments provides generally that a Fund cannot purchase the securities of an issuer if the purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, except United States government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Fund's portfolio. All of the Funds (except for Mentor Growth Portfolio) apply the 5% of assets test to 75% of their total assets and the 10% of outstanding voting securities test to 100% of their total assets. The Funds express this Restriction in a variety of ways. It is proposed that shareholders approve new language standardizing these Restrictions including the percentage of total assets to which the Restriction is applied.

             Each  of the  Funds  has  elected  to be a  "diversified"  open-end management investment company under the 1940 Act, which requires the 5% of assets and 10% of outstanding voting securities tests described above to apply to 75% of the total assets of the Fund. As mentioned above, the current policy of the Funds is for the 10% voting securities of an issuer test to be applied to 100% of the Funds' assets, rather than to 75% of their assets. The current policy of Mentor Growth Portfolio is even more restrictive than required by the 1940 Act, since such Fund applies both of the foregoing tests to 100% of its assets, rather than to just 75% of its assets. The primary purpose of the proposed change with respect to the Funds is to allow the Funds to invest in accordance with the less restrictive limits contained in the 1940 Act for diversified investment companies. The proposed change would allow a Fund the flexibility to purchase larger amounts of issuers' securities when its investment adviser deems an opportunity attractive. The new policy would allow the investment policies of the Funds to conform with the definition of "diversified" as it appears in the 1940 Act.

             The amendment of the fundamental Restriction also will allow the Funds to respond more quickly to any changes of the 1940 Act standard as well as to other legal, regulatory, and market developments without the delay or expense of a shareholder vote. The amendment of the fundamental Restriction would also standardize the Restrictions across the Evergreen and Mentor families of funds. Adoption of this change is not expected to materially affect the operation of the Funds.

             No Fund is changing its current classification as a diversified fund. As proposed, each Fund's fundamental Restriction regarding diversification will be replaced with the following fundamental Restriction:

                              "The Fund may not make any investment inconsistent
                               with the Fund's classification as a diversified investment company under the Investment Company Act of 1940."

Proposal 3B:  To Amend the Fundamental Restriction Concerning Concentration of a
              Fund's Assets in a Particular Industry.

             Each Fund currently has a fundamental Restriction concerning the concentration of investments in a particular industry. The staff of the SEC takes the position that a mutual fund "concentrates" its investments in a particular industry if more than 25% of the mutual fund's assets exclusive of cash and U.S. government obligations are invested in the securities of issuers in such industry. The Restrictions generally embody the SEC staff interpretation by stating that a Fund will not concentrate its investments in a particular industry by investing more than 25% of its assets, exclusive of U.S. government obligations, in securities of issuers in any one industry.

             Shareholders of the Funds are being asked to approve an amendment of the foregoing fundamental Restriction. As proposed, each Fund's current fundamental Restriction regarding concentration of the Fund's assets in a particular industry will be replaced by the following fundamental Restriction:

                              "The Fund may not concentrate its
                              investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities)."

             The primary purpose of the proposed amendment is to adopt insofar as possible a standardized Restriction regarding concentration for those funds in the Evergreen and Mentor families of mutual funds that do not concentrate their investments. If in the future the staff of the SEC changed its interpretation on concentration in an industry, the Funds would be able to comply and avoid the expense of a shareholder vote. Adoption of this change is not expected to materially affect the operation of the Funds.

Proposal 3C:     To Amend The Fundamental Restriction Concerning the Issuance of
                 Senior Securities

             The Funds' current fundamental Restrictions regarding the issuance of senior securities generally state that a Fund shall not issue any senior security or state the criteria under which a security is deemed not to be a senior security.

             It is proposed that shareholders approve replacing the Funds' current fundamental Restrictions concerning the issuance of senior securities with the following fundamental Restriction governing the issuance of senior securities:

                              "Except as permitted under the
                              Investment Company Act of 1940,
                              the Fund may not issue senior securities."


             The primary purpose of this proposed change is to standardize the Funds' fundamental Restrictions regarding senior securities.

             The proposed fundamental Restriction clarifies that the Funds may issue senior securities to the full extent permitted under the 1940 Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally an obligation of a Fund which has a claim to the Fund's assets or earnings that takes precedence over the claims of the Fund's shareholders. The 1940 Act generally prohibits open-end investment companies (i.e. mutual funds) from issuing any senior securities; however, under current SEC staff interpretations, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction that obligates a Fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is farther away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. The Funds would engage in transactions that could be considered to involve "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

             Adoption of the proposed fundamental Restriction concerning senior securities is not expected to materially affect the operation of the Funds. However, adoption of a standardized fundamental Restriction will facilitate the Funds' investment advisers' investment compliance efforts and will allow the Funds to respond to legal, regulatory and market developments which may make the use of permissible senior securities advantageous to the Funds and their shareholders.

Proposal 3D:          To Amend The Fundamental Restriction Concerning Borrowing

             Some of the Funds' current fundamental Restrictions concerning borrowing state that a Fund shall not borrow money except in an amount not in excess of 5% of the total assets of the Fund, and then only for emergency and extraordinary purposes, which shall not prohibit escrow and collateral arrangements in connection with investment in financial futures contracts and related options. Most of the Funds have more broad borrowing authority allowing them to borrow in accordance with the 1940 Act provisions described below. When reviewing your Fund's policies on borrowings as set forth in Exhibit D, you should also review your Fund's policies on the issuance of senior securities since the topics are interrelated.

             In general, under the 1940 Act, a Fund may not borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

             It is  proposed  that  shareholders  approve  replacing  the Funds'
current  fundamental   Restrictions   regarding  borrowing  with  the  following
fundamental Restriction:

                              "The Fund may not borrow money,
                              except to the extent permitted by
                              applicable law."

             Currently, certain funds of Mentor Funds and Mentor Institutional Trust may use leverage. The corresponding Successor Fund to each of these Funds will continue to have the ability to leverage subsequent to the Conversion. While the other Funds have no current intention to use leverage, the flexibility to do so may be beneficial to a Fund at a future date. The primary purpose of the proposed change to the fundamental Restriction concerning borrowing is to standardize the Restriction.

             Adoption of the proposed Restriction is not currently expected to materially affect the operations of the Funds. However, as noted above, some of the Funds' current Restrictions restrict borrowing to a lower percentage of total assets than the 33 1/3% permitted under the 1940 Act. The proposed Restriction therefore would allow a Fund to purchase a security while borrowings representing more than 5% of total assets are outstanding. However, under the current policies of the Successor Trusts, which may be changed without shareholder approval, no Fund will purchase any security while borrowings of 5% or more of total assets are outstanding.

Proposal 3E:       To Amend The Fundamental Restriction Concerning Underwriting

             Each Fund is currently subject to a fundamental Restriction concerning underwriting. The Restrictions generally provide that a Fund shall not underwrite any securities except to the extent that it may be deemed to be an underwriter under certain federal securities laws. It is proposed that shareholders approve replacing the current fundamental Restriction with the following fundamental Restriction concerning underwriting:

                              "The Fund may not underwrite securities of other issuers, except insofar as the Fund may technically be deemed an underwriter in connection with the disposition of its portfolio securities."

             The primary purpose of the proposed change is to standardize the Funds' fundamental Restrictions regarding underwriting. While the proposed change will have no current impact on the Funds, adoption of the proposed standardized fundamental Restriction will advance the goals of standardization.

Proposal 3F:  To Amend The Fundamental Restriction Concerning Investment in Real
              Estate

             The Funds currently have a fundamental Restriction concerning the purchase of real estate. In general, the Restrictions state that a Fund shall not purchase or sell real estate. Most of the Funds state that this Restriction does not include the purchase and sale of securities which are secured by real estate and securities of companies that invest in or deal in real estate. Certain of the Funds, however, do not specifically address investment in securities of issuers that invest or deal in real estate; in the opinion of management, this Restriction for those Funds does not currently preclude investment in securities of issuers that deal in real estate.

             Shareholders are being asked to approve an amended Restriction similar to those described above. As proposed, the Funds' current fundamental Restrictions will be replaced by the following fundamental Restriction:

                              "The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or
                              (b) securities issued by issuers that invest in real estate."

             The primary purpose of the proposed amendment is to clarify the types of securities in which the Funds are authorized to invest and to standardize the Funds' fundamental Restrictions concerning real estate.

             To the extent that a Fund buys securities and instruments of companies in the real estate business, the Fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.

             While the proposed change will have no current impact on the Funds, adoption of the proposed standardized fundamental Restriction will advance the goals of standardization.

Proposal 3G:          To Amend The Fundamental Investment Restriction Concerning
                      Commodities

             The Funds currently are subject to various fundamental Restrictions that generally provide that a Fund shall not purchase or sell commodities or commodity contracts, except that certain Funds may buy or sell financial futures contracts and related options.

             It is proposed that shareholders approve replacing the current fundamental Restrictions with the following fundamental Restriction concerning commodities:

                              "The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law without registering as a commodity pool operator under the Commodity Exchange Act."

             The proposed amendment is intended to allow the Funds where appropriate to have the flexibility to invest in futures contracts and related options, including financial futures such as interest rate and stock index futures (S&P 500, etc.). Certain Funds currently have the ability to invest in financial futures. Under the proposed amendment, these types of futures may be used for hedging or for investment purposes and involve certain risks.

             If the proposed amendment is approved, the investment advisers will determine the appropriateness of investment in futures contracts (including financial futures) and related options on a Fund-by-Fund basis.

             While the proposed change will have no material impact on the operation of the Funds, adoption of the proposed fundamental Restriction will advance the goals of standardization.

Proposal 3H: To Amend The Fundamental Investment Restriction Concerning  Lending

             The Funds' current fundamental Restrictions concerning lending state generally that a Fund shall not lend its portfolio securities except under certain percentage and other limitations. In general, it is the Funds' current policy that such loans must be secured continuously by U.S. government securities, cash or cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned. During the existence of the loan, a Fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the Fund must have the right to call the loan and obtain the securities loaned at any time on reasonable notice, including the right to call the loan to enable the Fund to vote the securities.

             It is proposed that shareholders approve replacing the current fundamental Restrictions with the following amended fundamental Restrictions concerning lending:

                              "The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investments shall not be deemed to be the making of a loan."

             The proposed Restriction would permit all the Funds to lend their portfolio securities. Gains or losses in the market value of a loaned security will affect a Fund and its shareholders. When a Fund lends its securities, it runs the risk that it will not be able to retrieve the securities on a timely basis, possibly losing the opportunity to sell the securities at a desirable price. Also, if the borrower files for bankruptcy or becomes insolvent, the Fund's ability to dispose of the securities may be delayed. The proposal is not expected materially to affect the current operations of the Funds.

             The adoption of the standardized fundamental Restriction will advance the goals of standardization.

Proposal 3I: Reclassification as Nonfundamental of All Current Fundamental
             Restrictions Other than the Fundamental Restrictions Described in the Foregoing Proposals 3A through 3H.

             Like all mutual funds, when the Funds were established the Trustees adopted certain investment Restrictions that would govern the efforts of the Funds' investment advisers in seeking the Funds' respective investment objectives. Some of these Restrictions were designated as fundamental and, as such, may not be changed unless the change has first been approved by the Trustees and then by the shareholders of the relevant Fund. Many of the Funds' investment restrictions were required to be classified as fundamental under the securities laws of various states. Since October 1996, such state securities laws and regulations regarding fundamental investment restrictions have been preempted by federal law and no longer apply.

             The Funds' fundamental Restrictions were established to reflect certain regulatory, business or industry conditions as they existed at the time a Fund was established. Many such conditions no longer exist. The 1940 Act requires only that the Restrictions discussed in Proposals 3A through 3H above be classified as fundamental. As a result, this Proposal 3I proposes to reclassify as nonfundamental all current fundamental Restrictions of certain Funds other than the fundamental Restrictions discussed in the foregoing Proposals 3A through 3H.

             Nonfundamental Restrictions may be changed or eliminated by the Trustees at any time without approval of the Fund's shareholders. The current fundamental Restrictions proposed to be reclassified as nonfundamental are shown in Exhibit D by an "R", which stands for "To be Reclassified." You will find the page in which your Fund's Restrictions are described in the index at the beginning of Exhibit D.

             None of the proposed changes will materially alter the way in which any fund is currently managed. Indeed, the Trustees believe that approval of the reclassification of fundamental Restrictions to nonfundamental Restrictions will enhance the ability of the Funds to achieve their respective investment objectives because the Funds and their investment advisers will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

                                    PART III

                    VOTING INFORMATION CONCERNING THE MEETING

             Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of more than fifty percent, in the case of Mentor Funds, and thirty percent, in the case of Mentor Institutional Trust, of the total number of outstanding shares entitled to vote at the Meeting present in person or represented by proxy will constitute a quorum for the Meeting for each of the Funds of Mentor Funds and each of the Funds of Mentor Institutional Trust.

             If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR each proposal listed thereon and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote to approve any proposal requiring a vote based on the percentage of shares actually voted. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the appropriate Mentor Trust, 901 East Byrd Street, Richmond, Virginia 23219. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Conversion Plan and the Conversion contemplated thereby described in Part I of this proxy statement and FOR the proposals described in Part II of this proxy statement.

             Approval of the Conversion Plan (Proposal 1) requires the affirmative vote of a majority of the votes cast (for Mentor Institutional Trust) and a majority of the votes cast and entitled to vote (for Mentor Funds), with all classes voting together as a single class at the Meeting at which a quorum of a Fund's shares is present.

             Pursuant to the 1940 Act, the affirmative vote of the holders of a majority of the outstanding voting securities of a Fund is required to approve the reclassification of the Fund's investment objective from fundamental to nonfundamental (proposal 2) and to approve the adoption of standardized fundamental investment restrictions (proposals 3A to 3I). Under the 1940 Act, the affirmative vote of a "majority of the outstanding voting securities" of a Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

             Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. The number of shares of each class of each Fund outstanding as of the close of business on August 17, 1999 is set forth in Exhibit E.

             Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, e-mail or personal solicitations conducted by officers and employees of Mentor or FUNB, their affiliates or other representatives of the Funds (who will not be paid for their solicitation activities). Shareholder Communications Corporation ("SCC") and its agents have been engaged by the Funds to assist in soliciting proxies. If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement, vote by fax, vote by telephone, vote by Internet or attend in person.
Any proxy given by you is revocable.

             In the event that sufficient votes to approve a proposal are not received by October 15, 1999, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. For Mentor Funds, any such adjournment will require an affirmative vote of a plurality of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. For Mentor Institutional Trust, any number of votes less than the quorum requirement is sufficient for adjournment. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

             No Fund is required or intends to hold annual or any other periodic meeting of shareholders except as may be required by the 1940 Act. If the Conversion is not approved by shareholders of a Fund, the next meeting of the shareholders of such Fund will be held at such time as the Board may determine or as may be legally required. If any change proposed in Part II of this proxy statement is not approved by shareholders of a Fund, the current Restriction, limitation or policy will remain in place as to such Fund. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Mentor Trust at the address set forth on the cover of this proxy statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

             NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise each Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this proxy statement needed to supply copies to the beneficial owners of the respective shares.

                             ADDITIONAL INFORMATION

Payment of Expenses

             Mentor Funds and Mentor Institutional Trust will pay the expenses of the preparation, printing and mailing to the Funds' shareholders of the proxy card, accompanying notice of meeting and this proxy statement and any supplementary solicitation of shareholders. It is expected that the cost of retaining SCC to assist in the proxy solicitation process will not exceed
$_______, which cost will be allocated among the Funds pro rata based on their respective net assets.

Beneficial Ownership

             Exhibit F contains information about the beneficial ownership by shareholders of five percent or more of each Fund's outstanding shares, as of August 17, 1999. On that date, the existing Trustees and officers of each Fund, together as a group, beneficially owned less than one percent of the Fund's outstanding shares.

             The term "beneficial ownership" is as defined under Section 13(d) of the 1934 Act. The information as to beneficial ownership is based on statements furnished to each Fund by the existing Trustees, officers of such Mentor Trust, and/or on records of the Funds' transfer agent.

Annual and Semi-Annual Reports to Shareholders

             Each of the Funds will furnish, without charge, a copy of its most recent annual report (and most recent semi-annual report succeeding the annual report, if any) to a shareholder of the Fund upon request. Any such request should be directed to Mentor Service Company, Inc. at 901 East Byrd Street, Richmond, Virginia 23219 or 1-800- 645-7816.

                                 OTHER BUSINESS

             The Boards do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

             EACH BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS APPROVAL OF EACH PROPOSAL AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSALS.

August 27, 1999

                                                               August 10, 1999

                                    EXHIBIT A

           [FORM OF AGREEMENT AND PLAN OF CONVERSION AND TERMINATION]


             AGREEMENT AND PLAN OF CONVERSION AND TERMINATION dated
August 10, 1999 (the "Agreement"), between [Mentor Funds or Mentor Institutional Trust], a Massachusetts business trust having its principal office at 901 East Byrd Street, Richmond, Virginia 23219 (the "Original Trust") on behalf of its ___________ Fund (the "Original Fund"), one of the Original Trust's series portfolios, and Evergreen ____________ Trust, a Delaware business trust having its principal office at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Successor Trust") on behalf of its ________ Fund (the "Successor Fund"), one of the Successor Trust's series portfolios.

             WHEREAS, the Board of Trustees of the Original Trust and the Board of Trustees of the Successor Trust have respectively determined that it is in the best interests of the Original Fund and the Successor Fund, respectively, that the assets of the Original Fund be acquired by the Successor Fund pursuant to this Agreement and in accordance with, respectively, the applicable laws of the Commonwealth of Massachusetts and the State of Delaware; and

             WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"):

             NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

             1.       PLAN OF EXCHANGE.

   (a) Subject to the terms and conditions set forth herein, on the Exchange Date (as defined herein), the Original Fund shall assign, transfer and convey the assets, including all securities and cash held by the Original Fund (subject to the liabilities of the Original Fund) to the Successor Fund and the Successor Fund shall acquire all of the assets of the Original Fund (subject to the liabilities of the Original Fund) in exchange for full and fractional shares of beneficial interest of the Successor Fund, $.001 par value per share (the "Successor Fund Shares"), to be issued by the Successor Trust on behalf of the Successor Fund, having, in the case of the Successor Fund, an aggregate net asset value equal to the value of the net assets of the Original Fund acquired. The value of the assets of the Original Fund and the net asset value per share of the Successor Fund Shares shall be determined as of the Valuation Date (as defined herein) in accordance with the procedures for determining the value of the Original Fund's assets set forth in the Successor Fund's Declaration of Trust and the then-current prospectus and statement of additional information for the Successor Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Fund Shares, the Successor

Trust shall credit the Successor Fund Shares to the Original Fund's account on the share record books of the Successor Trust and shall deliver a confirmation thereof to the Original Fund. The Original Fund shall then deliver written instructions to the Successor Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Original Fund. [The following language applies to all funds except Mentor Fixed- Income and Mentor Perpetual International: Holders of Class A shares, Class B shares and Class Y shares of the Original Fund shall receive in the transaction described above, Class A shares, Class C shares and Class Y shares, respectively, of the Successor Fund.] [For Mentor Fixed-Income Portfolio: Holders of Class Y shares of the Original Fund shall receive in the transaction described above, Institutional Class shares of the Successor Fund.] [For Mentor Perpetual
International: Holders of Class A shares, Class B shares, Class E shares and Class Y shares of the Original Fund shall receive in the transaction described above, Class A shares, Class C shares, Class A shares and Class Y shares, respectively, of the Successor Fund.] Successor Fund Shares of each such class shall have the same aggregate net asset value as the aggregate net asset value of the corresponding class of the Original Fund.

             (b) Delivery of the assets of the Original Fund shall be made not later than the next business day following the Valuation Date (the "Exchange Date"). Assets transferred shall be delivered to State Street Bank and Trust Company, the Successor Trust's custodian (the "Custodian"), for the account of the Successor Trust and the Successor Fund, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Successor Trust and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Successor Trust and the Successor Fund. All assets delivered to the Custodian as provided herein shall be allocated by the Successor Trust to the Successor Fund.

             (c) The Original Fund will pay or cause to be paid to the Successor Trust any interest received on or after the Exchange Date with respect to assets transferred from the Original Fund to the Successor Fund hereunder and to the Successor Trust any distributions, rights or other assets received by the Original Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Original Fund to the Successor Fund hereunder and the Successor Trust shall allocate any such distributions, rights or other assets to the Successor Fund. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.

             (d) The Valuation Date shall be October 15, 1999, or such earlier or later date as may be mutually agreed upon by the parties.

             (e) As soon as practicable after the Exchange Date, the Original Fund shall distribute all of the Successor Fund Shares received by it among the shareholders of the Original Fund in proportion to the number of shares each such shareholder holds in the Original Fund and, upon the effecting of such a distribution on behalf of the Fund, the Original Fund will dissolve and terminate. After the Exchange Date, the Original Fund shall not conduct any business except in connection with its dissolution and termination.

             2.  THE  ORIGINAL  TRUST'S  REPRESENTATIONS  AND  WARRANTIES.   The
Original Trust represents and warrants to and agrees with the Successor Trust as follows:

             (a) The Original Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement on behalf of the Original Fund.

             (b) The Original Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

             (c) On the Exchange Date, the Original Trust will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

             (d) The current prospectuses and statement of additional information of the Original Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

             (e) The Original Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Original Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Original Trust or the Original Fund is a party or by which it is bound.

             (f) Except as otherwise disclosed in writing to and accepted by the Successor Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Original Trust or the Original Fund or any of its or their properties or assets, which, if adversely determined, would materially and adversely affect their financial condition, the conduct of their business, or the ability of the Original Trust or the Original Fund to carry out the transactions contemplated by this Agreement. The Original Trust and the Original Fund know of no facts that might form the basis for the institution of such proceedings and are not parties to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated.

             (g) At the Exchange Date, there has not been any material adverse change in the Original Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Original Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Successor Trust. For the purposes of this subparagraph (h), a decline in the net asset value of the Original Fund shall not constitute a material adverse change.

             (h) At the Exchange Date, all federal and other tax returns and reports of the Original Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Original Trust's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

             (i) For each fiscal year of its operation, the Original Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains required to so qualify.

             (j) All issued and outstanding shares of the Original Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Original Fund. All of the issued and outstanding shares of the Original Fund will, at the time of the Exchange Date, be held by the persons and in the amounts set forth in the records of the transfer agent. The Original Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Original Fund shares, nor is there outstanding any security convertible into any of the Original Fund shares.

             (k) At the Exchange Date, the Original Trust will have good and marketable title to the Original Fund's assets to be transferred to the Successor Fund pursuant to Section 1 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Successor Trust will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Successor Trust and accepted by the Successor Trust.

             (l) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Original Fund and, subject to the approval of the shareholders of the Original Trust on behalf of the Original Fund, this Agreement constitutes a valid and binding obligation of the Original Trust on behalf of the Original Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

             (m) The information furnished by the Original Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

             3. THE SUCCESSOR TRUST'S REPRESENTATIONS AND WARRANTIES. The Successor Trust represents and warrants to and agrees with the Original Trust as follows:

             (a) The Successor Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business as it is now being conducted and to carry out this Agreement on behalf of the Successor Fund.

             (b) The Successor Trust is registered as an open-end management investment company and adopts the Registration Statement of the Original Trust and the Original Fund, for purposes of the 1933 Act.

             (c) At the Exchange Date, the Successor Fund Shares to be issued to the Original Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Successor Trust. No Successor Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

             (d)  The  current   prospectuses   and   statement  of   additional
information of the Successor Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

             (e) The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Successor Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Successor Trust is a party or by which it is bound.

             (f) Except as otherwise disclosed in writing to the Original Trust and accepted by the Original Trust, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Successor Trust or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Successor Trust to carry out the transactions contemplated by this Agreement. The Successor Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

             (g) The Successor Fund has no known liabilities of a material amount, contingent or otherwise.

             (h) At the Exchange Date, there has not been any material adverse change in the Successor Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Successor Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Original Trust. For the purposes of this subparagraph (h), a decline in the net asset value of the Successor Fund shall not constitute a material adverse change.

             (i) At the Exchange Date, all federal and other tax returns and reports of the Successor Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Successor Trust's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

             (j) For each fiscal year of its operation, the Successor Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains required to so qualify.

             (k) All issued and outstanding Successor Fund Shares are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Successor Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

             (l) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Successor Trust, and this Agreement constitutes a valid and binding obligation of the Successor Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

             (m) The Successor Fund Shares to be issued and delivered to the Original Trust, for the account of the Original Fund shareholders, pursuant to the terms of this Agreement will, at the Exchange Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Successor Fund Shares, and will be fully paid and non-assessable.

             (n) The information furnished by the Successor Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

             4. THE SUCCESSOR TRUST'S CONDITIONS PRECEDENT. The obligations of the Successor Trust hereunder shall be subject to the following conditions:

             (a) The Original Trust shall have furnished to the Successor Trust a statement of the Original Fund's assets, including a list of securities owned by the Original Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Exchange Date.

             (b) As of the Exchange Date, all representations and warranties of the Original Trust on behalf of the Original Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Original Trust on behalf of the Original Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

             (c) For the Original Trust, a vote approving this Agreement and the transactions and exchange contemplated hereby shall have been duly adopted by the shareholders of the Original Fund.

             5. THE ORIGINAL TRUST'S CONDITIONS PRECEDENT. The obligations of the Original Trust hereunder shall be subject to the following conditions: (a) that as of the Exchange Date all representations and warranties of the Successor Trust made in the Agreement shall be true and correct as if made at and as of such date, and that the Successor Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

             (b) The Original Trust shall have received on the Exchange Date an opinion from Sullivan & Worcester LLP, counsel to the Successor Trust, dated as of the Exchange Date, in a form reasonably satisfactory to the Original Trust, covering the following points:

       (i) The Successor Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

     (ii) The Successor Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

     (iii) This Agreement has been duly authorized, executed, and delivered by the Successor Trust and, assuming due authorization, execution and delivery of this Agreement by the Original Trust, is a valid and binding obligation of the Successor Trust enforceable against the Successor Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

     (iv) The Successor Fund Shares to be issued and delivered to the Original Trust on behalf of the Original Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Successor Fund has any preemptive rights in respect thereof.

     (v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Successor Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended and the 1940 Act, and as may be required under state securities laws.

     (vi) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Successor Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Successor Trust is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Successor Trust is a party or by which it is bound.

     (vii) Only insofar as they relate to the Successor Trust and the Successor Fund, the descriptions in the proxy materials of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

     (viii) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Successor Trust and the Successor Fund, existing on or before the effective date of the proxy materials or the Exchange Date required to be described in the proxy materials which are not described or filed as required.

     (ix) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Successor Trust or any of its properties or assets and the Successor Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the proxy materials.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

             6. THE SUCCESSOR TRUST'S AND THE ORIGINAL TRUST'S CONDITIONS PRECEDENT. The obligations of both the Successor Trust and the Original Trust hereunder as to the Successor Fund and the Original Fund respectively, shall be subject to the following conditions:

             (a) The receipt of such authority, including "no-action" letters and orders from the Commission or state securities commissions, as may be necessary to permit the parties to carry out the transaction contemplated by this Agreement shall have been received.

             (b) The Successor Trust's adoption of the Registration Statement on Form N-1A under the 1933 Act shall have become effective, and any post-effective amendments to such Registration Statement as are determined by the Trustees of the Successor Trust to be necessary and appropriate, shall have been filed with the Commission and shall have become effective.

             (c) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the reorganization transactions contemplated hereby under Section 25(c) of the 1940 Act and no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

             (d) All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Fund or the Original Fund, provided that either party hereto may for itself waive any of such conditions.

             (e) The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Successor Trust and the Original Trust substantially to the effect that for federal income tax purposes:

     (i) The transfer of all of the Original Fund assets in exchange for the Successor Fund Shares and the assumption by the Successor Fund of all the liabilities of the Original Fund followed by the distribution of the Successor Fund Shares to the Original Fund shareholders in dissolution and liquidation of the Original Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Successor Trust and the Original Trust will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) No gain or loss will be recognized by the Successor Fund upon the receipt of the assets of the Original Fund solely in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Original Fund.

     (iii) No gain or loss will be recognized by the Original Fund upon the transfer of the Original Fund assets to the Successor Fund in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Original Fund or upon the distribution (whether actual or constructive) of the Successor Fund Shares to Original Fund shareholders in exchange for their shares of the Original Fund.

     (iv) No gain or loss will be recognized by the Original Fund Shareholders upon the exchange of their Original Fund shares for the Successor Fund Shares in liquidation of the Original Fund.

     (v) The aggregate tax basis for the Successor Fund Shares received by each Original Fund shareholder pursuant to the transactions contemplated by this Agreement will be the same as the aggregate tax basis of the Original Fund shares held by such shareholder immediately prior to the transactions contemplated by this Agreement, and the holding period of the Successor Fund Shares to be received by each Original Fund shareholder will include the period during which the Original Fund shares exchanged therefor were held by such shareholder (provided the Original Fund shares were held as capital assets on the date of the transactions contemplated by this Agreement).

     (vi) The tax basis of the Original Fund assets acquired by the Successor Fund will be the same as the tax basis of such assets to the Original Fund immediately prior to the transactions contemplated by this Agreement, and the holding period of the assets of the Original Fund in the hands of the Successor Fund will include the period during which those assets were held by the Original Fund.

             Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Original Fund may waive the conditions set forth in
Section 6.

             Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under the Agreement to the shareholders of the Original Fund.


             7. INDEMNIFICATION. The Successor Trust hereby agrees with the Original Trust and each Trustee of the Original Trust: (i) to indemnify each Trustee of the Original

Trust against all liabilities and expenses referred to in the indemnification provisions of the Original Trust's organizational documents, to the extent provided therein, incurred by any Trustee of the Original Trust; and (ii) in addition to the indemnification provided in (i) above, to indemnify each Trustee of the Original Trust against all liabilities and expenses and pay the same as they arise and become due, without any exception, limitation or requirement of approval by any person, and without any right to require repayment thereof by any such Trustee (unless such Trustee has had the same repaid to him or her) based upon any subsequent or final disposition or findings made in connection therewith or otherwise, if such action, suit or other proceeding involves such Trustee's participation in authorizing or permitting or acquiescing in, directly or indirectly, by action or inaction, the making of any distribution in any manner of all or any assets of the Original Fund without making provision for the payment of any liabilities of any kind, fixed or contingent, of the Original Fund, which liabilities were not actually and consciously personally known to such Trustee to exist at the time of such Trustee's participation in so authorizing or permitting or acquiescing in the making of any such distribution.

             8. TERMINATION OF AGREEMENT. As to the Original Fund and the corresponding Successor Fund, this Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Original Trust or the Board of Trustees of the Successor Trust, at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Original Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of the Original Trust or the Board of Trustees of the Successor Trust, make proceeding with this Agreement inadvisable.

             As to the Original Fund and the Successor Fund, if this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 8, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Successor Trust or the Trustees, officers or shareholders of the Original Trust, in respect of this Agreement.

             9. WAIVER AND AMENDMENTS. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of Trustees of the Successor Trust, and any of the conditions set forth in Section 5 may be waived by the Board of Trustees of the Original Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Original Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Board of Trustees of the Original Trust and the Board of Trustees of the Successor Trust in such manner as may be mutually agreed upon in writing by such Trustees if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders.

     10. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

             11. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Original Trust, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

             12. CAPACITY OF TRUSTEES, ETC. With respect to both the Original Trust and the Successor Trust, the names used herein refer respectively to the Trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts in the case of the Original Trust and Delaware, in the case of the Successor Trust, which are hereby referred to and are also on file at the principal offices of the Original Trust or, as the case may be, the Successor Trust. The obligations of the Original Trust or of the Successor Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Original Trust or the Successor Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Original Trust or, as the case may be, the Successor Trust personally, but bind only the trust property, and all persons dealing with any Original Fund of the Original Trust or any Successor Fund of the Successor Trust must look solely to the trust property belonging to such Original Fund or, as the case may be, Successor Fund for the enforcement of any claims against the Original Fund or, as the case may be, Successor Fund.

             13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

             IN WITNESS WHEREOF, the Original Trust and the Successor Trust have caused this Agreement and Plan of Conversion and Termination to be executed as of the date above first written.

                                      [Original Trust on behalf of]
                                      [Original Fund]

ATTEST:_______________________        By:___________________________
                                      Title:



                                      [Successor Trust]
                                      on behalf of
                                      [Successor Fund]

ATTEST:_______________________        By:___________________________
                                      Title:

                                    EXHIBIT B



                         COMPARISON OF FEES AND EXPENSES
              OF CLASS B SHARES OF MENTOR QUALITY INCOME PORTFOLIO
                        AND MENTOR HIGH INCOME PORTFOLIO
                        WITH PRO FORMA FEES AND EXPENSES
                    OF CLASS C SHARES OF THE SUCCESSOR FUNDS

             The amounts for Class B shares of Mentor Quality Income Portfolio and of Mentor High Income Portfolio set forth in the following tables and in the examples are based on the expenses of the Mentor Portfolios for the twelve month period ended March 31, 1999. The pro forma amounts for Class C shares of Evergreen Quality Income Fund and of Evergreen High Income Fund are based on what the estimated combined expenses of those Successor Funds would have been for the twelve month period ended March 31, 1999.

             The following tables show for Mentor Quality Income Portfolio and Mentor High Income Portfolio, and for Evergreen Quality Income Fund pro forma and Evergreen High Income Fund pro forma, assuming consummation of the Conversion, the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class B and Class C shares, as applicable, of each Fund.

                          Comparison of Class B Shares
                          of Mentor Funds With Class C
                       Shares of Successor Funds Pro Forma



                                                                                             SUCCESSOR FUNDS
                                          MENTOR FUNDS                                       PRO FORMA
                                          Mentor Quality            Mentor High              Evergreen            Evergreen
Shareholder                               Income                    Income                   Quality              High Income
Transaction Expenses                      Portfolio                 Portfolio                Income Fund          Fund
                                          Class B                   Class B                  Class C (4)          Class C (4)
                                          -------                   -------                  -------              -------

Maximum Sales Load                        None                      None                     None                 None
Imposed on Purchases
(as a percentage of
offering price)
Contingent Deferred                       4.00% in the              4.00% in the             1.00% in             1.00% in
Sales Charge (as a                        first year                first year               the first            the first
percentage of                             declining to              declining to             year and             year and
original purchase                         1.00% in the              1.00% in the             0.00%                0.00%
price or redemption                       sixth year and            sixth year and           thereafter           thereafter
proceeds, whichever                       0.00%                     0.00%
is lower)                                 thereafter (1)            thereafter (1)
Annual Fund
Operating Expenses
(as a percentage of
average daily net
assets)
Management Fee (2)                        0.60%                     0.70%                    0.60%                0.70%
12b-1 Fees                                0.50%                     0.50%                    1.00%                1.00%
Shareholder
Servicing Plan Fees                       0.25%                     0.25%                    None                 None
Other Expenses                            0.37%                     0.43%                    0.37%                0.43%
                                          -----                     ----                     -----                -----
Annual Fund                               1.72%                     1.88%                    1.97%                2.13%
                                          =====                     =====                    =====                =====
Operating Expenses
(3)

-------------------

(1) Shares purchased as part of asset-allocation plans pursuant to the BL Purchase Program are subject to a CDSC of 1% if the shares are redeemed within one year of purchase.

(2) After waivers, the management fee for the Class B shares of Mentor Quality Income Portfolio and of Mentor High Income Portfolio was 0.43% and 0.31% respectively. After waivers, the management fee for the Class C shares of Evergreen

             Quality Income Fund pro forma and Evergreen High Income Fund pro forma would have been 0.43% and 0.31%, respectively.

(3) After waivers, Annual Operating Expenses for the Class B shares of Mentor Quality Income Portfolio and of Mentor High Income Portfolio were 1.55% and 1.49%, respectively, for the twelve month period ended March 31, 1999. After waivers, Annual Operating Expenses (pro forma) for the Successor Funds would have been 1.80% and 1.74% for Evergreen Quality Income Fund and Evergreen High Income Fund, respectively.

(4) Holders of Class C shares of the Successor Funds received in the Conversion will be subject to the schedule of CDSCs currently applicable to Class B shares of Mentor Quality Income Portfolio and of Mentor High Income Portfolio, respectively.


             Examples. The following tables show respectively for the Class B shares of Mentor Quality Income Portfolio and Mentor High Income Portfolio and for the Class C shares of Evergreen Quality Income Fund pro forma and Evergreen High Income Fund pro forma, assuming consummation of the Conversion, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $10,000 investment for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period. The tables also show the effect if the shares are not redeemed. In the case of Evergreen Quality Income Fund pro forma and Evergreen High Income Fund pro forma, the examples for Class C shares reflect, as described in footnote 4 above, the CDSC schedule applicable to Class B shares of Mentor Quality Income Portfolio and Mentor High Income Portfolio, respectively.



                                            Mentor Quality Income Portfolio

                                                           Three                 Five
                                       One Year            Years                 Years               Ten Years

Class B                                $575                $842                  $1,033              $2,030
(assuming  redemption
at the end of the
period)

Class B                                $175                $542                  $933                $2,030
(assuming no
redemption at the end
of the period)



                                        Evergreen Quality Income Fund Pro Forma

                                                           Three                 Five
                                      One Year             Years                 Years               Ten Years

Class C (assuming                     $600                 $918                  $1,162              $2,296
redemption at the
end of the period)

Class C (assuming no                  $200                 $618                  $1,062              $2,296
redemption at the
end of the period)




                          Mentor High Income Portfolio

                                                           Three                 Five
                                       One Year            Years                 Years               Ten Years

Class B                                $591                $291                  $1,116              $2,201
(assuming  redemption
at the end of the
period)

Class B                                $191                $591                  $1,016              $2,201
(assuming no
redemption at the end
of the period)



                      Evergreen High Income Fund Pro Forma


                              One Year                Three Years           Five Years           Ten Years

Class C                       $616                    $967                  $1,244               $2,462
(assuming
redemption at
the end of the
period)

Class C                       $216                    $667                  $1,114               $2,462
(assuming no
redemption at
the end of the
period)


             The purpose of the foregoing examples is to assist Mentor shareholders in understanding the various costs and expenses that an investor in the Successor Funds as a result of the Conversion would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in Mentor Quality Income Portfolio and Mentor High Income Portfolio. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

                                                     EXHIBIT C


                                        MANAGEMENT OF THE SUCCESSOR TRUSTS

             Each Successor Trust is supervised by a Board of Trustees that is responsible for representing the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Successor Funds' activities, reviewing, among other things, each Successor Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services.

             Each Successor Trust has an Executive Committee which consists of the Chairman of the Board, James Howell, and Messrs. Scofield and Salton, each of whom is an Independent Trustee. The executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board meetings and acts on routine matters between scheduled Board meetings.

             Set forth below are the Trustees and officers of each Successor Trust and their principal occupations and affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.


                                       Position with
Name                                   Trust                     Principal Occupations for Last Five Years

Laurence B. Ashkin                     Trustee                   Real estate developer and construction
(DOB: 2/2/28)                                                    consultant; and President of Centrum
                                                                 Equities and Centrum Properties, Inc.
Charles A. Austin III                  Trustee                   Investment Counselor to Appleton
(DOB: 10/23/34)                                                  partners, Inc.; former Director, Executive
                                                                 Vice President and Treasurer, State Street
                                                                 Research & Management Company
                                                                 (investment advice); Director, The
                                                                 Andover Companies (Insurance); and
                                                                 Trustee, Arthritis Foundation of New
                                                                 England


                                                        C-1





K. Dun Gifford                         Trustee                   Trustee, Treasurer and Chairman of the
(DOB:  10/12/38)                                                 Finance Committee, Cambridge College;
                                                                 Chairman
                                                                 Emeritus    and
                                                                 Director,
                                                                 American
                                                                 Institute    of
                                                                 Food and  Wine;
                                                                 Chairman    and
                                                                 President,
                                                                 Oldways
                                                                 Preservation
                                                                 and    Exchange
                                                                 Trust
                                                                 (education);
                                                                 former Chairman
                                                                 of  the  Board,
                                                                 Director,   and
                                                                 Executive  Vice
                                                                 President,  The
                                                                 London  Harness
                                                                 Company; former
                                                                 Managing
                                                                 Partner,
                                                                 Roscommon
                                                                 Capital  Corp.;
                                                                 former    Chief
                                                                 Executive
                                                                 Officer,
                                                                 Gifford   Gifts
                                                                 of Fine  Foods;
                                                                 former
                                                                 Chairman,
                                                                 Gifford,
                                                                 Drescher      &
                                                                 Associates
                                                                 (environmental
                                                                 consulting)
James S. Howell                        Chairman of               Former Chairman of the Distribution
(DOB: 8/13/24)                         the Board of              Foundation for the Carolinas; and former
                                       Trustees                  Vice President of Lance Inc. (food
                                                                 manufacturing).
Leroy Keith, Jr.                       Trustee                   Chairman of the Board and Chief
(DOB:  2/14/39)                                                  Executive Officer, Carson Products
                                                                 Company;
                                                                 Director     of
                                                                 Phoenix   Total
                                                                 Return Fund and
                                                                 Equifax,  Inc.;
                                                                 Trustee      of
                                                                 Phoenix  Series
                                                                 Fund,   Phoenix
                                                                 Multi-
                                                                 Portfolio Fund,
                                                                 and The Phoenix
                                                                 Big Edge Series
                                                                 Fund;       and
                                                                 former
                                                                 President,
                                                                 Morehouse
                                                                 College.
Gerald M. McDonnell                    Trustee                   Sales Representative with Nucor-Yamoto,
(DOB:  7/14/39)                                                  Inc. (steel producer).
Thomas L. McVerry                      Trustee                   Former Vice President and Director of
(DOB:  8/2/39)                                                   Rexham Corporation (manufacturing); and
                                                                 former Director of Carolina Cooperative
                                                                 Federal Credit Union.
William Walt Pettit                    Trustee                   Partner in the law firm of William Walt
(DOB:  8/26/55)                                                  Pettit, P.A.


                                                        C-2





David M. Richardson                    Trustee                   Vice Chair and former Executive Vice
(DOB:  9/14/41)                                                  President, DHR International, Inc.
                                                                 (executive recruitment); former Senior
                                                                 Vice President, Boyden International Inc.
                                                                 (executive recruitment); and Director,
                                                                 Commerce and Industry Association of
                                                                 New Jersey, 411 International, Inc., and
                                                                 J&M Cumming Paper Co.
Russell A. Salton, III, MD             Trustee                   Medical Director, U.S. Health Care/Aetna
(DOB:  6/2/47)                                                   Health Services; former Managed Health
                                                                 Care Consultant; and former president,
                                                                 Primary Physician Care.
Michael S. Scofield                    Trustee                   Attorney, Law Offices of Michael S.
(DOB:  2/20/43)                                                  Scofield.
Richard J. Shima                       Trustee                   Former Chairman, Environmental
(DOB:  8/11/39)                                                  Warranty, Inc. (insurance agency);
                                                                 Executive
                                                                 Consultant,
                                                                 Drake      Beam
                                                                 Morin,     Inc.
                                                                 (executive
                                                                 outplacement);
                                                                 Director     of
                                                                 Connecticut
                                                                 Natural     Gas
                                                                 Corporation-
                                                                 Hartford
                                                                 Hospital,   Old
                                                                 State     House
                                                                 Association,
                                                                 Middlesex
                                                                 Mutual
                                                                 Assurance
                                                                 Company,    and
                                                                 Enhance
                                                                 Financial
                                                                 Services, Inc.;
                                                                 Chairman, Board
                                                                 of    Trustees,
                                                                 Hartford
                                                                 Graduate
                                                                 Center;
                                                                 Trustee,
                                                                 Greater
                                                                 Hartford  YMCA;
                                                                 former
                                                                 Director,  Vice
                                                                 Chairman    and
                                                                 Chief
                                                                 Investment
                                                                 Officer,    The
                                                                 Travelers
                                                                 Corporation;
                                                                 former Trustee,
                                                                 Kingswood-
                                                                 Oxford  School;
                                                                 and      former
                                                                 Managing
                                                                 Director    and
                                                                 Consultant,
                                                                 Russell Miller,
                                                                 Inc.
Anthony J. Fischer*                    President and             [Vice President/Client Services, BISYS
(DOB:  2/20/59)                        Treasurer                 Fund Services.]
Nimish S. Bhatt**                      Vice President            Assistant Vice President, EAMC/First
(DOB:  6/6/63)                         and Assistant             Union Bank; former Senior Tax
                                       Treasurer                 Consulting/Acting Manager, Investment
                                                                 Companies Group,
                                                                 PricewaterhouseCoopers LLP, New York.


                                                        C-3





Bryan Haft**                           Vice President            Team Leader, Fund Administration, BISYS
(DOB:  1/23/65                                                   Fund Services
Michael H. Koonce                      Secretary                 Senior Vice President and Assistant
(DOB:  4/20/60)                                                  General Counsel, First Union Corporation;
                                                                 former Senior Vice President and General
                                                                 Counsel, Colonial Management
                                                                 Associates, Inc.

* Address: BISYS, 90 Park Avenue, 10th Floor, New York New York 10016 **Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001

Trustee Compensation

             Listed below is the Trustee compensation paid by the nine Successor Trusts in the Evergreen Fund Complex for the twelve months ended April 30, 1999. The Trustees do not receive pension or retirement benefits from the Funds.


               Trustee               Total Compensation from
                                       the Successor Trusts
                                        Paid to Trustees*
Laurence B. Ashkin                     $75,000
Charles A. Austin, III                 $75,000
K. Dun Gifford                         $72,500
James S. Howell                        $97,500
Leroy Keith, Jr.                       $72,500
Gerald M. McDonnell                    $75,000
Thomas L. McVerry                      $86,000
William Walt Pettit                    $72,500
David M. Richardson                    $71,875
Russell A. Salton, III MD              $77,500
Michael S. Scofield                    $77,500
Richard J. Shima                       $72,500

*Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended April 30, 1999. The amounts listed below will be payable in later years to the respective Trustees:


Austin                $11,250
Howell                $77,600
McDonnell             $75,000
McVerry               $86,000
Pettit                $72,500
Salton                $77,000
Scofield              $11,250

                                                     EXHIBIT D

                                    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                                       INDEX


                                                                                                            Page D-
I.           Mentor Funds

                  Mentor Growth Portfolio.................................................................    2
                  Mentor Perpetual Global Portfolio.......................................................    7
                  Mentor Capital Growth Portfolio.........................................................    11
                  Mentor Balanced Portfolio...............................................................    15
                  Mentor Quality Income Portfolio.........................................................    19
                  Mentor High Income Portfolio............................................................    22

II.      Mentor Institutional Trust

                  Mentor Fixed-Income Portfolio...........................................................    26
                  Mentor Perpetual International Portfolio................................................    28

                                                   MENTOR FUNDS

                                    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS



"S":  Fundamental Restriction to be Standardized

"R":  Fundamental Restriction to be Reclassified as NonFundamental


          Topic                                   MENTOR GROWTH PORTFOLIO

1.        Investment Objective                    The Growth Portfolio's investment objective is
          (R)                                     long-term capital growth.  Although the
                                                  Portfolio may receive  current
                                                  income     from     dividends,
                                                  interest,  and other  sources,
                                                  income  is only an  incidental
                                                  consideration.
2.        Diversification                         The Portfolio may not purchase any security if
          (S)                                     as a result the Portfolio would then hold more
                                                  than  10%  of  any   class  of
                                                  securities    of   an   issuer
                                                  (taking   all   common   stock
                                                  issues   of  an  issuer  as  a
                                                  single  class,  all  preferred
                                                  stock   issues   as  a  single
                                                  class,  and all debt issues as
                                                  a single  class)  or more than
                                                  10% of the outstanding  voting
                                                  securities of an issuer.

                                                  The Portfolio may not purchase
                                                  any   security   (other   than
                                                  obligations    of   the   U.S.
                                                  Government,  its  agencies  or
                                                  instrumentalities)   if  as  a
                                                  result:  more  than  5% of the
                                                  Portfolio's    total    assets
                                                  (taken at current value) would
                                                  then be invested in securities
                                                  of a single issuer.
3.        Concentration                           The Portfolio may not purchase any security
          (S)                                     (other than obligation of the U.S. Government,
                                                  its agencies or instrumentalities) if as a result:
                                                  more than 25% of the Portfolio's total assets
                                                  (taken at current value) would be invested in a
                                                  single industry.
4.        Issuing Senior Securities               The Portfolio may not issue any securities
          (S)                                     which are senior to the Portfolio's shares as
                                                  described herein and in the relevant prospectus.


                                                        D-2





5.        Borrowing  (Including                   The  Portfolio  may not borrow  money or pledge
          Reverse  Repurchase                     its assets  except that the  Portfolio may borrow
          Agreements)                             from  banks  for  temporary  or  emergency purposes
          (S)                                     (including the meeting of redemption
                                                  requests which might otherwise
                                                  require      the      untimely
                                                  disposition  of securities) in
                                                  amounts  not   exceeding   10%
                                                  (taken at the lower of cost or
                                                  market  value)  of  its  total
                                                  assets  (not   including   the
                                                  amount  borrowed)  and  pledge
                                                  its  assets  to  secure   such
                                                  borrowings;  provided that the
                                                  Portfolio  will  not  purchase
                                                  additional           portfolio
                                                  securities      when      such
                                                  borrowings  exceed  5% of  its
                                                  total assets.  (Collateral  or
                                                  margin    arrangements    with
                                                  respect  to  options,  futures
                                                  contracts,  or other financial
                                                  instruments are not considered
                                                  to be pledges.)
6.        Underwriting Securities of              The Portfolio may not act as underwriter of
          Other Issuers                           securities  of other  issuers  except to the extent
          (S)                                     that, in connection with the disposition of
                                                  portfolio securities, it may be deemed to be an
                                                  underwriter under certain federal securities
                                                  laws.
7.        Real Estate                             The  Portfolio may not purchase or sell real estate or
          (S)                                     interests in real estate, including real
                                                  estate     mortgage     loans,
                                                  although it may  purchase  and
                                                  sell   securities   which  are
                                                  secured  by  real  estate  and
                                                  securities  of companies  that
                                                  invest or deal in real estate.
                                                  (For    purposes    of    this
                                                  restriction,  investments by a
                                                  Portfolio  in  mortgage-backed
                                                  securities      and      other
                                                  securities        representing
                                                  interests  in  mortgage  pools
                                                  shall   not   constitute   the
                                                  purchase   or   sale  of  real
                                                  estate  or  interests  in real
                                                  estate or real estate mortgage
                                                  loans.)


                                                        D-3





8.        Commodities                             The Portfolio may not purchase or sell
          (S)                                     commodities or commodity contracts, except
                                                  that the Portfolio may purchase or sell financial
                                                  futures contracts, options on financial futures
                                                  contracts, and futures contracts, forward
                                                  contracts, and options with respect to foreign
                                                  currencies, and may enter into swap
                                                  transactions.
9.        Loans to Others                         The Portfolio may not make loans, except
          (S)                                     through (i) repurchase agreements (repurchase
                                                  agreements  with a maturity of
                                                  longer  than 7  days  together
                                                  with  other  illiquid   assets
                                                  being  limited  to  10% of the
                                                  Portfolio's  assets,) and (ii)
                                                  loans of portfolio  securities
                                                  (limited   to   33%   of   the
                                                  Portfolio's total assets).
10.       Short Sales                             The Portfolio may not make short sales of
          (R)                                     securities or maintain a short position, unless at
                                                  all   times   when   a   short
                                                  position  is open,  it owns an
                                                  equal     amount    of    such
                                                  securities    or    securities
                                                  convertible       into      or
                                                  exchangeable,  without payment
                                                  of any further  consideration,
                                                  for  securities  of  the  same
                                                  issue as,  and equal in amount
                                                  to, the securities  sold short
                                                  ("short                   sale
                                                  against-the-box"),  and unless
                                                  not  more   than  25%  of  the
                                                  Portfolio's  net assets (taken
                                                  at  current  value) is held as
                                                  collateral  for such  sales at
                                                  any one time.
11.       Margin Purchases                        The Portfolio may not purchase securities on
          (R)                                     margin (but the Portfolio may obtain such
                                                  short-term  credits  as may be
                                                  necessary for the clearance of
                                                  transactions).         (Margin
                                                  payments  in  connection  with
                                                  transactions     in    futures
                                                  contracts,  options, and other
                                                  financial  instruments are not
                                                  considered to  constitute  the
                                                  purchase  of   securities   on
                                                  margin for this purpose.)
12.       Pledging                                See "Borrowing."
          (R)


                                                        D-4





13.       Restricted Securities                   The Portfolio may not purchase any security
          (R)                                     restricted  as to  disposition
                                                  under federal  securities laws
                                                  if as a result more than 5% of
                                                  the  Portfolio's  total assets
                                                  (taken at current value) would
                                                  be  invested   in   restricted
                                                  securities.
14.       Unseasoned Issuers                      The Portfolio may not purchase any security if
          (R)                                     as a result the Portfolio would then have more
                                                  than  5% of its  total  assets
                                                  (taken   at   current   value)
                                                  invested  in   securities   of
                                                  companies           (including
                                                  predecessors)  less than three
                                                  years old.
15.       Illiquid Securities                     The Portfolio may not invest in equity securities
          (R)                                     for which market quotations are not readily
                                                  available.
16.       Officers' and Directors'                The Portfolio may not invest in securities of any
          Ownership of Shares                     issuer if, to the knowledge of the Trust, any
          (R)                                     officer or Trustee of the Trust or of Mentor
                                                  Investment  Advisors,  LLC  as
                                                  the  case  may be,  owns  more
                                                  than   1/2   of  1%   of   the
                                                  outstanding securities of such
                                                  issuer,  and such officers and
                                                  Trustees who own more than 1/2
                                                  of 1%  own  in  the  aggregate
                                                  more    than    5%   of    the
                                                  outstanding securities of such
                                                  issuer.
17.       Control or Management                   The Portfolio may not make  investments  for the
          (R)                                     purpose of exercising control or management.
18.       Joint Trading                           The Portfolio may not participate on a joint or a
          (R)                                     joint and several basis in any trading account in
                                                  securities.
19.       Other  Investment                       The  Portfolio  may not  invest  in  securities  of
          Companies                               other  registered  investment  companies,   except  by
          (R)                                     purchases in the open market involving only
                                                  customary            brokerage
                                                  commissions and as a result of
                                                  which  not more than 5% of its
                                                  total assets (taken at current
                                                  value)  would be  invested  in
                                                  such securities,  or except as
                                                  part     of     a      merger,
                                                  consolidation     or     other
                                                  acquisition.


                                                        D-5





20.       Oil, Gas and Minerals                   The Portfolio may not invest in interests in oil,
          (R)                                     gas or other mineral exploration or development
                                                  programs  or leases,  although
                                                  it may  invest  in the  common
                                                  stocks   of   companies   that
                                                  invest  in  or  sponsor   such
                                                  programs.
21.       Foreign Securities                      The Portfolio may not purchase foreign
          (R)                                     securities or currencies except foreign
                                                  securities  which are American
                                                  Depositary  Receipts listed on
                                                  exchanges or otherwise  traded
                                                  in  the   United   States  and
                                                  certificates    of    deposit,
                                                  bankers' acceptances and other
                                                  obligations  of foreign  banks
                                                  and  foreign  branches of U.S.
                                                  banks  if,  giving  effect  to
                                                  such      purchase,       such
                                                  obligations  would  constitute
                                                  less  than 10% of the  Trust's
                                                  total   assets   (at   current
                                                  value).
22.       Warrants                                The Portfolio may not purchase warrants if as a
          (R)                                     result the Portfolio would then have more than
                                                  5% of its total assets  (taken
                                                  at current value)  invested in
                                                  warrants.

                                                   MENTOR FUNDS

                                    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS



"S":  Fundamental Restriction to be Standardized

"R":  Fundamental Restriction to be Reclassified as NonFundamental


          Topic                                   MENTOR PERPETUAL GLOBAL PORTFOLIO

1.        Investment Objective                    The investment objective of the Global Portfolio
          (R)                                     is to seek long-term growth of
                                                  capital  through a diversified
                                                  portfolio    of     marketable
                                                  securities  made up  primarily
                                                  of     equity      securities,
                                                  including    common    stocks,
                                                  preferred  stocks,  securities
                                                  convertible     into    common
                                                  stocks, and warrants.
2.        Diversification                         With respect to 75% of the value of its
          (S)                                     respective total assets, the Portfolio will not
                                                  purchase  securities issued by
                                                  any  one  issuer  (other  than
                                                  cash or  securities  issued or
                                                  guaranteed  by the  government
                                                  of the  United  States  or its
                                                  agencies or  instrumentalities
                                                  and   repurchase    agreements
                                                  collateralized     by     such
                                                  securities),  if  as a  result
                                                  more  than 5% of the  value of
                                                  its  total   assets  would  be
                                                  invested in the  securities of
                                                  that  issuer.   The  Portfolio
                                                  will not acquire more than 10%
                                                  of  the   outstanding   voting
                                                  securities of any one issuer.
3.        Concentration                           The Portfolio will not invest 25% or more of
          (S)                                     the value of its respective total assets in any
                                                  one industry (other than securities issued by
                                                  the U.S. Government, its agencies or
                                                  instrumentalities).
4.        Issuing Senior Securities               See "Borrowing."
          (S)


                                                        D-7





5.        Borrowing (Including                    The Portfolio will not issue senior securities
          Reverse Repurchase                      except that the Portfolio may borrow money
          Agreements)                             directly or through reverse repurchase
          (S)                                     agreements in amounts of up to one-third of
                                                  the  value of its net  assets,
                                                  including the amount borrowed;
                                                  and except to the extent  that
                                                  the  Portfolio  may enter into
                                                  futures     contracts.     The
                                                  Portfolio   will  not   borrow
                                                  money  or  engage  in  reverse
                                                  repurchase    agreements   for
                                                  investment    leverage,    but
                                                  rather    as   a    temporary,
                                                  extraordinary,   or  emergency
                                                  measure   or   to   facilitate
                                                  management of the Portfolio by
                                                  enabling it to meet redemption
                                                  requests when the  liquidation
                                                  of  portfolio   securities  is
                                                  deemed to be  inconvenient  or
                                                  disadvantageous. The Portfolio
                                                  will    not    purchase    any
                                                  securities      while      any
                                                  borrowings  in excess of 5% of
                                                  its    total     assets    are
                                                  outstanding.   Notwithstanding
                                                  this     restriction,      the
                                                  Portfolios   may  enter   into
                                                  when-   issued   and   delayed
                                                  delivery transactions.
6.        Underwriting Securities of              The Portfolio will not underwrite any issue of
          Other Issuers                           securities, except as the Portfolio may be
          (S)                                     deemed to be an underwriter under the
                                                  Securities   Act  of  1933  in
                                                  connection  with  the  sale of
                                                  securities in accordance  with
                                                  its   investment    objective,
                                                  policies, and limitations.
7.        Real Estate                             The  Portfolio  will not purchase or sell real estate,
          (S)                                     including limited partnership interests,
                                                  although  the   Portfolio  may
                                                  invest   in    securities   of
                                                  issuers     whose     business
                                                  involves  the purchase or sale
                                                  of real  estate in  securities
                                                  which  are   secured  by  real
                                                  estate  or  interests  in real
                                                  estate.
8.        Commodities                             The Portfolio will not invest in commodities,
          (S)                                     except to the extent that the Portfolio may
                                                  engage in transactions involving futures
                                                  contracts or options on futures contracts.


                                                        D-8





9.        Loans to Others                         The Portfolio will not lend any of its respective
          (S)                                     assets except portfolio securities up to one-
                                                  third of the value of total assets.  This shall not
                                                  prevent the Portfolio from purchasing or holding
                                                  U.S. government obligations, money market
                                                  instruments, variable amount demand master
                                                  notes, bonds, debentures, notes, certificates of
                                                  indebtedness, or other debt securities, entering
                                                  into repurchase agreements, or engaging in
                                                  other transactions where permitted by the
                                                  Portfolio's investment objective, policies and
                                                  limitations or Declaration of Trust.
10.       Short Sales                             See "Margin Purchases."
          (R)
11.       Margin Purchases                        The Portfolio will not sell any securities short or
          (R)                                     purchase any securities on margin, but may
                                                  obtain such short-term credits
                                                  as are necessary for clearance
                                                  of  purchases   and  sales  of
                                                  securities.   The  deposit  or
                                                  payment  by the  Portfolio  or
                                                  initial or variation margin in
                                                  connection     with    futures
                                                  contracts  or related  options
                                                  transactions is not considered
                                                  the  purchase of a security on
                                                  margin.


                                                        D-9





12.       Pledging                                The Portfolio will not mortgage, pledge, or
          (R)                                     hypothecate any assets, except to secure
                                                  permitted borrowings.  In these cases the
                                                  Portfolio may pledge assets having a value of
                                                  10% of assets taken at cost.  For purposes of
                                                  this restriction, (a) the deposit of assets in
                                                  escrow in connection with the writing of
                                                  covered put or call options and the purchase of
                                                  securities on a when-issued basis; and (b)
                                                  collateral arrangements with respect to (i) the
                                                  purchase and sale of stock options (and options
                                                  on stock indexes) and (ii) initial or variation
                                                  margin for futures contracts, will not be
                                                  deemed to be pledges of the Portfolio's assets.
                                                  Margin deposits for the purchase and sale of
                                                  futures contracts and related options are not
                                                  deemed to be a pledge.
13.       Restricted Securities                   The Portfolio will not invest more than 10% of
          (R)                                     the value of its net assets in restricted
                                                  securities.


                                                   MENTOR FUNDS

                                    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS



"S":  Fundamental Restriction to be Standardized

"R":  Fundamental Restriction to be Reclassified as NonFundamental


          Topic                                   MENTOR CAPITAL GROWTH PORTFOLIO

1.        Investment Objective                    The investment objective of the Capital Growth
          (R)                                     Portfolio    is   to   provide
                                                  long-term    appreciation   of
                                                  capital.
2.        Diversification                         With respect to 75% of the value of its
          (S)                                     respective total assets, the Portfolio will not
                                                  purchase  securities issued by
                                                  any  one  issuer  (other  than
                                                  cash or  securities  issued or
                                                  guaranteed  by the  government
                                                  of the  United  States  or its
                                                  agencies or  instrumentalities
                                                  and   repurchase    agreements
                                                  collateralized     by     such
                                                  securities),  if  as a  result
                                                  more  than 5% of the  value of
                                                  its  total   assets  would  be
                                                  invested in the  securities of
                                                  that  issuer.   The  Portfolio
                                                  will not acquire more than 10%
                                                  of  the   outstanding   voting
                                                  securities of any one issuer.
3.        Concentration                           The Portfolio will not invest 25% or more of
          (S)                                     the value of its respective total assets in any
                                                  one industry (other than securities issued by
                                                  the U.S. Government, its agencies or
                                                  instrumentalities).
4.        Issuing Senior Securities               See "Borrowing."
          (S)


                                                       D-11





5.        Borrowing (Including                    The Portfolio will not issue senior securities
          Reverse Repurchase                      except that the Portfolio may borrow money
          Agreements)                             directly or through reverse repurchase
          (S)                                     agreements in amounts of up to one-third of
                                                  the  value of its net  assets,
                                                  including the amount borrowed;
                                                  and except to the extent  that
                                                  the  Portfolio  may enter into
                                                  futures     contracts.     The
                                                  Portfolio   will  not   borrow
                                                  money  or  engage  in  reverse
                                                  repurchase    agreements   for
                                                  investment    leverage,    but
                                                  rather    as   a    temporary,
                                                  extraordinary,   or  emergency
                                                  measure   or   to   facilitate
                                                  management of the Portfolio by
                                                  enabling it to meet redemption
                                                  requests when the  liquidation
                                                  of  portfolio   securities  is
                                                  deemed to be  inconvenient  or
                                                  disadvantageous. The Portfolio
                                                  will    not    purchase    any
                                                  securities      while      any
                                                  borrowings  in excess of 5% of
                                                  its    total     assets    are
                                                  outstanding.   Notwithstanding
                                                  this     restriction,      the
                                                  Portfolio may enter into when-
                                                  issued  and  delayed  delivery
                                                  transactions.
6.        Underwriting Securities of              The Portfolio will not underwrite any issue of
          Other Issuers                           securities, except as the Portfolio may be
          (S)                                     deemed to be an underwriter under the
                                                  Securities   Act  of  1933  in
                                                  connection  with  the  sale of
                                                  securities in accordance  with
                                                  its   investment    objective,
                                                  policies, and limitations.
7.        Real Estate                             The  Portfolio  will not purchase or sell real estate,
          (S)                                     including limited partnership interests,
                                                  although  the   Portfolio  may
                                                  invest   in    securities   of
                                                  issuers     whose     business
                                                  involves  the purchase or sale
                                                  of real  estate in  securities
                                                  which  are   secured  by  real
                                                  estate  or  interests  in real
                                                  estate.
8.        Commodities                             The Portfolio will not invest in commodities,
          (S)                                     except to the extent that the Portfolio may
                                                  engage in transactions involving futures
                                                  contracts.


                                                       D-12





9.        Loans to Others                         The Portfolio will not lend any of their
          (S)                                     respective assets except portfolio securities up
                                                  to one-third of the value of total assets.  This
                                                  shall not prevent the Portfolio from purchasing
                                                  or holding U.S. government obligations, money
                                                  market instruments, variable amount demand
                                                  master notes, bonds, debentures, notes,
                                                  certificates of indebtedness, or other debt
                                                  securities, entering into repurchase agreements,
                                                  or engaging in other transactions where
                                                  permitted by the Portfolio's investment
                                                  objective, policies and limitations or Declaration
                                                  of Trust.
10.       Short Sales                             See "Margin Purchases."
          (R)
11.       Margin Purchases                        The Portfolio will not sell any securities short or
          (R)                                     purchase any securities on margin, but may
                                                  obtain such short-term credits
                                                  as are necessary for clearance
                                                  of  purchases   and  sales  of
                                                  securities.   The  deposit  or
                                                  payment  by the  Portfolio  or
                                                  initial or variation margin in
                                                  connection     with    futures
                                                  contracts  or related  options
                                                  transactions is not considered
                                                  the  purchase of a security on
                                                  margin.


                                                       D-13





12.       Pledging                                The Portfolio will not mortgage, pledge, or
          (R)                                     hypothecate any assets, except to secure
                                                  permitted borrowings.  In these cases the
                                                  Portfolio may pledge assets having a value of
                                                  10% of assets taken at cost.  For purposes of
                                                  this restriction, (a) the deposit of assets in
                                                  escrow in connection with the writing of
                                                  covered put or call options and the purchase of
                                                  securities on a when-issued basis; and (b)
                                                  collateral arrangements with respect to (i) the
                                                  purchase and sale of stock options (and options
                                                  on stock indexes) and (ii) initial or variation
                                                  margin for futures contracts, will not be
                                                  deemed to be pledges of the Portfolio's assets.
                                                  Margin deposits for the purchase and sale of
                                                  futures contracts and related options are not
                                                  deemed to be a pledge.
13.       Restricted Securities                   The Portfolio will not invest more than 10% of
          (R)                                     the value of its net assets in restricted
                                                  securities.


                                                   MENTOR FUNDS

                                    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS



"S":  Fundamental Restriction to be Standardized

"R":  Fundamental Restriction to be Reclassified as NonFundamental



          Topic                                   MENTOR BALANCED PORTFOLIO

1.        Investment   Objective                  Mentor
                                                  Balanced           Portfolio's
                                                  investment   objective  is  to
                                                  seek   capital    growth   and
                                                  current income.
2.        Diversification                         The Portfolio may not purchase any security
          (S)                                     (other than obligations of the U.S. Government,
                                                  its         agencies        or
                                                  instrumentalities)   if  as  a
                                                  result:  (i)  more  than 5% of
                                                  the  Portfolio's  total assets
                                                  (taken at current value) would
                                                  then be invested in securities
                                                  of a single  issuer;  provided
                                                  that  the  restriction   shall
                                                  apply  only  as to 75% of such
                                                  Portfolio's total assets.
3.        Concentration                           The Portfolio may not purchase any security
          (S)                                     (other than obligations of the U.S. Government,
                                                  its agencies or instrumentalities) if as a result:
                                                  more than 25% of the Portfolio's total assets
                                                  (taken at current value) would be invested in a
                                                  single industry.
4.        Issuing Senior Securities               The Portfolio may not issue any securities
          (S)                                     which are senior to the Portfolio's shares as
                                                  described herein and in the relevant prospectus,
                                                  except that the Portfolio may borrow money to
                                                  the extent contemplated by the restriction on
                                                  borrowing below.  (See "Borrowing.")


                                                       D-15





5.        Borrowing (Including                    The Portfolio may not borrow more than 33
          Reverse Repurchase                      1/3% of the value of its total assets less all
          Agreements)                             liabilities and indebtedness (other than such
          (S)                                     borrowings) not represented by senior
                                                  securities.
6.        Underwriting Securities of              The Portfolio may not act as underwriter of
          Other Issuers                           securities of other issuers except to the extent
          (S)                                     that, in connection with the disposition of
                                                  portfolio securities, it may be deemed to be an
                                                  underwriter under certain federal securities
                                                  laws.
7.        Real Estate                             The  Portfolio may not purchase or sell real estate or
          (S)                                     interests in real estate, including real
                                                  estate     mortgage     loans,
                                                  although it may  purchase  and
                                                  sell   securities   which  are
                                                  secured  by  real  estate  and
                                                  securities  of companies  that
                                                  invest or deal in real  estate
                                                  (or  real  estate  or  limited
                                                  partnership  interests).  (For
                                                  purposes of this  restriction,
                                                  investments  by the  Portfolio
                                                  in mortgage-backed  securities
                                                  and      other      securities
                                                  representing    interests   in
                                                  mortgage   pools   shall   not
                                                  constitute   the  purchase  or
                                                  sale   of   real   estate   or
                                                  interests  in real  estate  or
                                                  real estate mortgage loans.)
8.        Commodities                             The Portfolio may not purchase or sell
          (S)                                     commodities or commodity contracts, except
                                                  that   the    Portfolio    may
                                                  purchase  or  sell   financial
                                                  futures contracts,  options on
                                                  financial  futures  contracts,
                                                  and futures contracts, forward
                                                  contracts,  and  options  with
                                                  respect to foreign currencies,
                                                  and  may   enter   into   swap
                                                  transactions.


                                                       D-16





9.        Loans to Others                         The Portfolio may not make loans, except by
          (S)                                     purchase of debt obligations in which the
                                                  Portfolio may invest consistent with its
                                                  investment policies, by entering into repurchase
                                                  agreements with respect to not more than 25%
                                                  of its total assets (taken at current value), or
                                                  through the lending of its portfolio securities
                                                  with respect to not more than 25% of its total
                                                  assets.
10.       Short Sales                             The Portfolio may not make short sales of
          (R)                                     securities or maintain a short position, unless at
                                                  all   times   when   a   short
                                                  position  is open,  it owns an
                                                  equal     amount    of    such
                                                  securities    or    securities
                                                  convertible       into      or
                                                  exchangeable,  without payment
                                                  of any further  consideration,
                                                  for  securities  of  the  same
                                                  issue as,  and equal in amount
                                                  to, the securities  sold short
                                                  ("short                   sale
                                                  against-the-box"),  and unless
                                                  not  more   than  25%  of  the
                                                  Portfolio's  net assets (taken
                                                  at  current  value) is held as
                                                  collateral  for such  sales at
                                                  any one time.
11.       Margin Purchases                        The Portfolio may not purchase securities on
          (R)                                     margin (but the Portfolio may obtain such
                                                  short-term  credits  as may be
                                                  necessary for the clearance of
                                                  transactions).         (Margin
                                                  payments  in  connection  with
                                                  transactions     in    futures
                                                  contracts,  options, and other
                                                  financial  instruments are not
                                                  considered to  constitute  the
                                                  purchase  of   securities   on
                                                  margin for this purpose.)
12.       Unseasoned Issuers                      The Portfolio may not purchase any security if
          (R)                                     as a result the Portfolio would then have more
                                                  than  5% of its  total  assets
                                                  (taken   at   current   value)
                                                  invested  in   securities   of
                                                  companies           (including
                                                  predecessors)  less than three
                                                  years old.


                                                       D-17





13.       Officers' and Directors'                The Portfolio may not invest in securities of any
          Ownership of Shares                     issuer if, to the knowledge of the Trust, any
          (R)                                     officer or Trustee of the Trust or of Mentor
                                                  Investment  Advisors,  LLC  as
                                                  the  case  may be,  owns  more
                                                  than   1/2   of  1%   of   the
                                                  outstanding securities of such
                                                  issuer,  and such officers and
                                                  Trustees who own more than 1/2
                                                  of 1%  own  in  the  aggregate
                                                  more    than    5%   of    the
                                                  outstanding securities of such
                                                  issuer.
14.       Control or Management                   The Portfolio may not make  investments  for the
          (R)                                     purpose of exercising control or management.
15.       Oil, Gas and Minerals                   The Portfolio may not invest in interests in oil,
          (R)                                     gas or other mineral exploration or development
                                                  programs  or leases,  although
                                                  it may  invest  in the  common
                                                  stocks   of   companies   that
                                                  invest  in  or  sponsor   such
                                                  programs.

                                                   MENTOR FUNDS

                                    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS



"S":  Fundamental Restriction to be Standardized

"R":  Fundamental Restriction to be Reclassified as NonFundamental


          Topic                                   MENTOR QUALITY INCOME PORTFOLIO

1.        Investment Objective                    The Quality Income Portfolio's investment
          (R)                                     objective is to seek high current income
                                                  consistent with what Mentor Advisors believes
                                                  to be prudent risk.
2.        Diversification                         With respect to 75% of the value of its
          (S)                                     respective total assets, the Portfolio will not
                                                  purchase  securities issued by
                                                  any  one  issuer  (other  than
                                                  cash or  securities  issued or
                                                  guaranteed  by the  government
                                                  of the  United  States  or its
                                                  agencies or  instrumentalities
                                                  and   repurchase    agreements
                                                  collateralized     by     such
                                                  securities),  if  as a  result
                                                  more  than 5% of the  value of
                                                  its  total   assets  would  be
                                                  invested in the  securities of
                                                  that  issuer.   The  Portfolio
                                                  will not acquire more than 10%
                                                  of  the   outstanding   voting
                                                  securities of any one issuer.
3.        Concentration                           The Portfolio will not invest 25% or more of
          (S)                                     the value of its respective total assets in any
                                                  one industry (other than securities issued by
                                                  the U.S. government, its agencies or
                                                  instrumentalities).
4.        Issuing Senior Securities               The Portfolio will not issue any class of
          (S)                                     securities which are senior to the Portfolio's
                                                  shares except that the Portfolio may borrow
                                                  money as contemplated by the restriction on
                                                  borrowing below.  See "Borrowing" below.


                                                       D-19





5.        Borrowing (Including                    The Portfolio will not borrow more than 33
          Reverse  Repurchase                     1/3% of the  value of its total  assets  less all
          Agreements)                             liabilities  and  indebtedness   (other  than  such
          (S)                                     borrowings).

                                                  During the period any  reverse
                                                  repurchase    agreements   are
                                                  outstanding,   the   Portfolio
                                                  will  restrict the purchase of
                                                  portfolio  securities to money
                                                  market instruments maturing on
                                                  or before the expiration  date
                                                  of  the   reverse   repurchase
                                                  agreements,  but  only  to the
                                                  extent   necessary  to  assure
                                                  completion   of  the   reverse
                                                  repurchase         agreements.
                                                  Notwithstanding           this
                                                  restriction, the Portfolio may
                                                  enter  into  when-  issued and
                                                  delayed delivery transactions.
6.        Underwriting Securities of              The Portfolio will not underwrite any issue of
          Other Issuers                           securities, except as the Portfolio may be
          (S)                                     deemed to be an underwriter under the
                                                  Securities   Act  of  1933  in
                                                  connection  with  the  sale of
                                                  securities in accordance  with
                                                  its   investment    objective,
                                                  policies, and limitations.
7.        Real Estate                             The  Portfolio  will not purchase or sell real estate,
          (S)                                     including limited partnership interests,
                                                  although  the   Portfolio  may
                                                  invest   in    securities   of
                                                  issuers     whose     business
                                                  involves  the purchase or sale
                                                  of real  estate in  securities
                                                  which  are   secured  by  real
                                                  estate  or  interests  in real
                                                  estate.
8.        Commodities                             The Portfolio will not invest in commodities,
          (S)                                     except to the extent that the Portfolio may
                                                  engage in transactions involving futures
                                                  contracts or options on futures contracts.


                                                       D-20





9.        Loans to Others                         The Portfolio will not lend any of its respective
          (S)                                     assets except portfolio securities up to one-
                                                  third of the value of total assets.  This shall not
                                                  prevent the Portfolio from purchasing or holding
                                                  U.S. government obligations, money market
                                                  instruments , variable amount demand master
                                                  notes, bonds, debentures, notes, certificates of
                                                  indebtedness, or other debt securities, entering
                                                  into repurchase agreements, or engaging in
                                                  other transactions where permitted by the
                                                  Portfolio's investment objective, policies and
                                                  limitations or Declaration of Trust.
10.       Short Sales                             See "Margin Purchases."
          (R)
11.       Margin Purchases                        The Portfolio will not sell any securities short or
          (R)                                     purchase any securities on margin, but may
                                                  obtain such short-term credits
                                                  as are necessary for clearance
                                                  of  purchases   and  sales  of
                                                  securities.   The  deposit  or
                                                  payment  by the  Portfolio  or
                                                  initial or variation margin in
                                                  connection     with    futures
                                                  contracts  or related  options
                                                  transactions is not considered
                                                  the  purchase of a security on
                                                  margin.
12.       Restricted Securities                   The Portfolio will not invest more than 15% of
          (R)                                     the value of its net assets in restricted
                                                  securities.


                                                   MENTOR FUNDS

                                    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS



"S":  Fundamental Restriction to be Standardized

"R":  Fundamental Restriction to be Reclassified as NonFundamental


          Topic                                   MENTOR HIGH INCOME PORTFOLIO

1.        Investment Objective                    The Portfolio's investment objective is to seek
          (R)                                     high current  income.  Capital
                                                  growth    is    a    secondary
                                                  objective when consistent with
                                                  the  objective of seeking high
                                                  current income.
2.        Diversification                         The Portfolio may not purchase any security
          (S)                                     (other than U.S. Government securities) if as a
                                                  result:  as  to  75%  of  such
                                                  Portfolio's total assets, more
                                                  than  5%  of  the  Portfolio's
                                                  total assets (taken at current
                                                  value)  would then be invested
                                                  in   securities  of  a  single
                                                  issuer.

                                                  The  Portfolio may not acquire
                                                  more  than  10% of the  voting
                                                  securities of any issuer.
3.        Concentration                           The  Portfolio may not purchase any security (other
          (S)                                     than U.S. Government securities) if as a
                                                  result: more than 25% of the Portfolio's total
                                                  assets would be invested in a single industry.
4.        Issuing Senior Securities               The Portfolio may not issue any class of
          (S)                                     securities which is senior to the Portfolio's
                                                  shares of beneficial interest, except as
                                                  contemplated by the restriction on borrowing
                                                  below. (See "Borrowing.")
5.        Borrowing (Including                    The Portfolio may not borrow more than 33
          Reverse Repurchase                      1/3% of the value of its total assets less all
          Agreements)                             liabilities and indebtedness (other than such
          (S)                                     borrowings)


                                                       D-22





6.        Underwriting Securities of              The Portfolio may not act as underwriter of
          Other Issuers                           securities of other issuers except to the extent
          (S)                                     that, in connection with the disposition of
                                                  portfolio securities, it may be deemed to be an
                                                  underwriter under certain federal securities
                                                  laws.
7.        Real Estate                             The Portfolio may not purchase or sell real
          (S)                                     estate or interests in real estate, including real
                                                  estate     mortgage     loans,
                                                  although it may  purchase  and
                                                  sell   securities   which  are
                                                  secured  by  real  estate  and
                                                  securities  of companies  that
                                                  invest or deal in real  estate
                                                  or   real    estate    limited
                                                  partnership  interests.   (For
                                                  purposes of this  restriction,
                                                  investments  by a Portfolio in
                                                  mortgage-backed securities and
                                                  other securities  representing
                                                  interests  in  mortgage  pools
                                                  shall   not   constitute   the
                                                  purchase   or   sale  of  real
                                                  estate  or  interests  in real
                                                  estate or real estate mortgage
                                                  loans.)
8.        Commodities                             The Portfolio may not purchase or sell
          (S)                                     commodities or commodity contacts, except
                                                  that a Portfolio  may purchase
                                                  or  sell   financial   futures
                                                  contacts,  options  on futures
                                                  contracts,     and     futures
                                                  contracts,  forward contracts,
                                                  and  options  with  respect to
                                                  foreign  currencies,  and  may
                                                  enter into swap transactions.
9.        Loans to Others                         The Portfolio may not make loans, except by
          (S)                                     purchase of debt obligations in which the
                                                  Portfolio      may      invest
                                                  consistent with its investment
                                                  policies,   by  entering  into
                                                  repurchase  agreements,  or by
                                                  lending     its      portfolio
                                                  securities.



                                            MENTOR INSTITUTIONAL TRUST

                                    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS


             "S":  Fundamental Restriction to be Standardized

             "R":  Fundamental Restriction to be Reclassified as NonFundamental



           Topic                            MENTOR FIXED-INCOME PORTFOLIO

1.         Diversification                  The Portfolio may not purchase any security (other than
           (S)                              U.S. Government securities) if as a result as to 75% of
                                            the Portfolio's  total assets,  more
                                            than  5% of  the  Portfolio's  total
                                            assets  (taken  at  current   value)
                                            would then be invested in securities
                                            of a single  issuer.  The  Portfolio
                                            may not acquire more than 10% of the
                                            voting securities of any issuer.
2.         Concentration                    The Portfolio may not purchase any security other than
           (S)                              U.S. Government securities) if as a result more than 25%
                                            of the Portfolio's total assets would be invested in a
                                            single industry.
3.         Issuing  Senior                  The  Portfolio  may not issue any class of securities
           Securities                       which is senior to the  Portfolio's  shares of beneficial
           (S)                              interest.
4.         Borrowing                        The  Portfolio may not borrow money in excess of 5% of
           (S)                              the value (taken at the lower of cost or current value) of its total assets (not  including the
                                            amount  borrowed)  at the  time  the
                                            borrowing  is made,  and  then  only
                                            from banks as a temporary measure to
                                            facilitate the meeting of redemption
                                            requests  (not for  leverage)  which
                                            might otherwise require the untimely
                                            disposition of portfolio investments
                                            or for  extraordinary  or  emergency
                                            purposes.


                                                       D-24





5.         Underwriting                      The Portfolio may not act as  underwriter of securities
           Securities of Other               of other  issuers  except to the extent that, in
           Issuers                           connection with the disposition of portfolio  securities,  it
           (S)                               may be deemed to be an underwriter under certain federal
                                             securities laws.
6.         Real Estate                       The Portfolio may not purchase or sell real estate or
           (S)                               interests in real estate, including real estate mortgage
                                            loans,  although it may purchase and
                                            sell securities which are secured by
                                            real estate or real  estate  limited
                                            partnership interests. (For purposes
                                            of this restriction,  investments by
                                            the  Portfolio  in   mortgage-backed
                                            securities   and  other   securities
                                            representing  interests  in mortgage
                                            pools  shall  not   constitute   the
                                            purchase  or sale of real  estate or
                                            interests  in  real  estate  or real
                                            estate mortgage loans.)
7.         Commodities                      The Portfolio may not purchase or sell commodities or
           (S)                              commodity contracts, except that the Portfolio may
                                            purchase or sell  financial  futures
                                            contracts,    options   on   futures
                                            contracts,  and  futures  contracts,
                                            forward contracts,  and options with
                                            respect to foreign  currencies,  and
                                            may enter into swap transactions.
8.         Loans to Others                   The Portfolio may not make loans,  except by purchase
           (S)                               of debt obligations in which the Portfolio may invest
                                            consistent with its investment policies or by entering into repurchase agreements.
9.         Margin Purchases                  The Portfolio may not purchase or sell securities on
           (R)                               margin (but the Portfolio may obtain such short-term
                                            credits as may be necessary  for the
                                            clearance of transactions).  (Margin
                                            payments    in    connection    with
                                            transactions  in futures  contracts,
                                            options,    and   other    financial
                                            instruments  are not  considered  to
                                            constitute     the    purchase    of
                                            securities   on   margin   for  this
                                            purpose.)
10.        Pledging                         The Portfolio may not pledge, hypothecate, mortgage, or
           (R)                              otherwise encumber its assets in excess of 15% of its
                                            total   assets   (taken  at  current
                                            value)   and  then  only  to  secure
                                            borrowings    permitted   by   these
                                            investment restrictions.


                                            MENTOR INSTITUTIONAL TRUST

                                    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS


              "S":  Fundamental Restriction to be Standardized

              "R":  Fundamental Restriction to be Reclassified as NonFundamental



            Topic                           MENTOR PERPETUAL INTERNATIONAL PORTFOLIO

1.          Diversification                 The Portfolio may not purchase any security (other than
            (S)                             U.S. Government securities) if as a result as to 75% of
                                            the Portfolio's total assets, more than 5% of the
                                            Portfolio's total assets (taken at current value) would
                                            then be invested in securities of a single issuer.  The
                                            Portfolio may not acquire more than 10% of the voting
                                            securities of any issuer.
2.          Concentration                   The Portfolio may not purchase any security other than
            (S)                             U.S. Government securities) if as a result more than 25%
                                            of the Portfolio's total assets would be invested in a
                                            single industry.
3.          Issuing  Senior                  The  Portfolio may not issue any class of securities
            Securities                       which is senior to the Portfolio's  shares of beneficial
            (S)                              interest.
4.          Borrowing                       The Portfolio may not borrow more than 33% of the
            (S)                             value of its total assets less all liabilities and
                                            indebtedness (other than such borrowings) not
                                            represented by senior securities.
5.          Underwriting                     The Portfolio may not act as underwriter of securities
            Securities of Other              of other issuers  except to the extent that, in
            Issuers                          connection with the disposition of portfolio securities,  it
            (S)                              may be deemed to be an underwriter under certain federal
                                            securities laws.


                                                       D-26





6.          Real Estate                     The Portfolio may not purchase or sell real estate or
            (S)                             interests in real estate, including real estate mortgage
                                            loans, although it may purchase and sell securities which
                                            are secured by real estate or real estate limited
                                            partnership interests.  (For purposes of this restriction, investments by the Portfolio in mortgage-backed
                                            securities and other securities representing interests in
                                            mortgage pools shall not constitute the purchase or sale
                                            of real estate or interests in real estate or real estate
                                            mortgage loans.)
7.          Commodities                     The Portfolio may not purchase or sell commodities or
            (S)                             commodity contracts, except that the Portfolio may
                                            purchase or sell  financial  futures
                                            contracts,    options   on   futures
                                            contracts,  and  futures  contracts,
                                            forward contracts,  and options with
                                            respect to foreign  currencies,  and
                                            may enter into swap transactions.
8.          Loans to Others                  The Portfolio may not make loans, except by purchase
            (S)                              of debt obligations in which the Portfolio may invest
                                            consistent with its investment policies or by entering into repurchase agreements.
9.          Margin  Purchases                The Portfolio may not purchase or sell  securities
            (R)                              on margin (but the Portfolio may obtain such short-term
                                            credits as may be necessary  for the
                                            clearance of transactions).  (Margin
                                            payments    in    connection    with
                                            transactions  in futures  contracts,
                                            options,    and   other    financial
                                            instruments  are not  considered  to
                                            constitute     the    purchase    of
                                            securities   on   margin   for  this
                                            purpose.)
10.         Pledging                         The Portfolio  may pledge,  hypothecate,  mortgage,  or
            (R)                              otherwise encumber its assets.


                                                     EXHIBIT E



NUMBER OF SHARES OF EACH CLASS OF EACH FUND
OUTSTANDING AS OF THE CLOSE OF BUSINESS ON
AUGUST 17, 1999


I.       Mentor Funds

         Mentor Growth Portfolio
                  Class A............................
                  Class B............................
                  Class Y............................

         Mentor Perpetual Global Portfolio
                  Class A............................
                  Class B............................
                  Class Y............................

         Mentor Capital Growth Portfolio
                  Class A............................
                  Class B............................
                  Class Y............................

         Mentor Balanced Portfolio
                  Class A............................
                  Class B............................
                  Class Y............................

         Mentor Quality Income Portfolio
                  Class A............................
                  Class B............................
                  Class Y............................

         Mentor High Income Portfolio
                  Class A............................
                  Class B............................
                  Class Y............................

II. Mentor Institutional Trust

         Mentor Fixed-Income Portfolio
                  Class Y............................

         Mentor Perpetual International
                  Class A............................
                  Class B............................
                  Class E............................
                  Class Y............................

                                                     EXHIBIT F

                                               VOTING SECURITIES AND
                                             PRINCIPAL HOLDERS THEREOF

         The only voting securities Fund are its shares of beneficial interest. As of August 17, 1999 (the Record Date), the Trustees and Officers of each Fund owned as a group less than 1% of the outstanding voting securities of any Fund. As of the Record Date, the following shareholders were known to the Mentor Trusts to own beneficially 5% or more of the shares of a Fund:


I. MENTOR FUNDS                                        Name/Address                                 % Beneficial
                                                                                                    Ownership

     Mentor Growth Portfolio
     Class A..............................
     Class B..............................
     Class Y..............................
     Mentor Perpetual Global Portfolio
     Class A..............................
     Class B..............................
     Class Y..............................
     Mentor Capital Growth Portfolio
     Class A..............................
     Class B..............................
     Class Y..............................
     Mentor Balanced Portfolio
     Class A..............................
     Class B..............................
     Class Y..............................
     Mentor Quality Income Portfolio
     Class A..............................
     Class B..............................
     Class Y..............................
     Mentor High Income Portfolio
     Class A..............................
     Class B..............................
     Class Y..............................



                                                                                                    %Beneficial
II. MENTOR INSTITUTIONAL TRUST                         Name/Address                                 Ownership

     Mentor Fixed-Income Portfolio
     Class Y..............................
     Mentor Perpetual International
     Class A..............................
     Class B..............................
     Class E..............................
     Class Y..............................


                                  MENTOR FUNDS

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                           VOTE THIS PROXY CARD TODAY!
                         YOUR PROMPT RESPONSE WILL SAVE
                       THE EXPENSE OF ADDITIONAL MAILINGS

                  Please detach at perforation before mailing.


            JOINT SPECIAL MEETING OF SHAREHOLDERS - OCTOBER 15, 1999

The undersigned hereby appoints Paul F. Costello, Gordon Forrester, Michael H. Koonce and Maureen E. Towle and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund referenced below (the "Fund"), which the undersigned is entitled to vote at a Meeting of Shareholders of the Fund to be held at the offices of Mentor Funds and Mentor Institutional Trust at 901 East Byrd Street, Richmond, Virginia 23219 on October 15, 1999, at 2:00 p.m. and any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the powers and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                                     NOTE:  PLEASE SIGN  EXACTLY
                                                     AS  YOUR  NAMES  APPEAR  ON
                                                     THIS   PROXY.    If   joint
                                                     owners,   EITHER  may  sign
                                                     this Proxy. When signing as
                                                     attorney,         executor,
                                                     administrator,     trustee,
                                                     guardian,  or custodian for
                                                     a minor,  please  give your
                                                     full title. When signing on
                                                     behalf of a corporation  or
                                                     as   a   partner    for   a
                                                     partnership,   please  give
                                                     the   full   corporate   or
                                                     partnership  name  and your
                                                     full title.

                                                     Date:              , 1999


                                                     Signature(s)

                             Title(s), if applicable

                                                   MENTOR FUNDS

                                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT!


                                      PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                                      TODAY!


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. PLEASE INDICATE YOUR VOTE BY PLACING AN "x" IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.


                                                                                For         Against             Abstain


         1.       To approve the proposed Agreement and Plan                    [  ]          [  ]               [  ]
                  of Conversion into the Successor Fund of
                  the Successor Trust

         2.       For Mentor Growth Portfolio, Mentor Balanced
                  Portfolio, Mentor Quality Income Portfolio,
                  Mentor Perpetual Global Portfolio, Mentor Capital
                  Growth Portfolio, and Mentor High Income Portfolio,
                  to approve the proposed change of the Fund's                  [  ]          [  ]              [  ]
                  investment objective from fundamental to
                  nonfundamental

         3.       To approve the proposed changes to the Fund's                 [  ]             [  ]               [  ]
                  fundamental investment restrictions

                  [  ]     To vote against the proposed changes to
                           one or more of the specific fundamental
                           investment restrictions, but to approve
                           the others, fill in the box at the left AND
                           indicate the number(s) of the
                           fundamental investment restrictions
                           you do not want to change on this
                           line: ___________________________

         4. To transact any other business that may properly come before the meeting or any adjournment thereof.

                           MENTOR INSTITUTIONAL TRUST

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                           VOTE THIS PROXY CARD TODAY!
                         YOUR PROMPT RESPONSE WILL SAVE
                       THE EXPENSE OF ADDITIONAL MAILINGS

                  Please detach at perforation before mailing.


            JOINT SPECIAL MEETING OF SHAREHOLDERS - OCTOBER 15, 1999

The undersigned hereby appoints Paul F. Costello, Gordon Forrester, Michael H. Koonce and Maureen E. Towle and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund referenced below (the "Fund"), which the undersigned is entitled to vote at a Meeting of Shareholders of the Fund to be held at the offices of Mentor Funds and Mentor Institutional Trust at 901 East Byrd Street, Richmond, Virginia 23219 on October 15, 1999, at 2:00 p.m. and any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the powers and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                                     NOTE:  PLEASE SIGN  EXACTLY
                                                     AS  YOUR  NAMES  APPEAR  ON
                                                     THIS   PROXY.    If   joint
                                                     owners,   EITHER  may  sign
                                                     this Proxy. When signing as
                                                     attorney,         executor,
                                                     administrator,     trustee,
                                                     guardian,  or custodian for
                                                     a minor,  please  give your
                                                     full title. When signing on
                                                     behalf of a corporation  or
                                                     as   a   partner    for   a
                                                     partnership,   please  give
                                                     the   full   corporate   or
                                                     partnership  name  and your
                                                     full title.

                                                     Date:               , 1999

                                                     Signature(s)


                             Title(s), if applicable

                                            MENTOR INSTITUTIONAL TRUST

                                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT!


                                      PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                                      TODAY!


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. PLEASE INDICATE YOUR VOTE BY PLACING AN "x" IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

                                                                                For         Against            Abstain

         1.       To approve the proposed Agreement and Plan                    [  ]          [  ]               [  ]
                  of Conversion and Termination into the
                  Successor Fund of  the Successor Trust

         2.       To approve the proposed changes to the Fund's                 [  ]             [  ]               [  ]
                  fundamental investment restrictions

                  [  ]     To vote against the proposed changes to
                           one or more of the specific fundamental
                           investment restrictions, but to approve
                           the others, fill in the box at the left AND
                           indicate the number(s) of the
                           fundamental investment restrictions
                           you do not want to change on this
                           line: ___________________________

         3. To transact any other business that may properly come before the meeting or any adjournment thereof.
